LEASE AGREEMENT BETWEEN
                          CHATEAU PLAZA HOLDINGS, L.P.,
                                AS LANDLORD, AND
                          RED MOUNTAIN RESOURCES, INC.,
                                    AS TENANT

                               DATED MAY 23, 2011

                                  CHATEAU PLAZA
                              2515 MCKINNEY AVENUE
                                  DALLAS, TEXAS



                                                           CHATEAU PLAZA
                                                           2515 MCKINNEY AVENUE
                                                           DALLAS, TEXAS

                             BASIC LEASE INFORMATION

Lease Date:         May 23, 2011

Landlord:           CHATEAU PLAZA HOLDINGS, L.P., a Delaware limited partnership

Tenant:             RED MOUNTAIN RESOURCES, INC., a Florida corporation

Premises:           Suite No. 900, containing 4,383 rentable square feet, in the
                    office  building   commonly  known  as  Chateau  Plaza  (the
                    "Building"),  and  whose  street  address  is 2515  McKinney
                    Avenue,  Dallas,  Texas 75201.  The Premises are outlined on the plan  attached  to the Lease as  Exhibit  A. The land on which the Project is located  (the  "Land") is  described on
                    Exhibit B. The term "Project"  shall  collectively  refer to
                    the   Building,   the  Land  and  the   driveways,   parking
                    facilities,   and   similar   improvements   and   easements
                    associated with the foregoing or the operations thereof.

Term: 64 full calendar months, plus any partial month from the Commencement Date to the end of the month in which the Commencement Date falls, starting on the Commencement Date and ending at 5:00 p.m. local time on the last day of the 64th full calendar month following the Commencement Date, subject to adjustment and earlier termination as provided in the Lease.

Commencement        The earlier of (a) the date on which Tenant occupies any
Date:               portion of the Premises and begins conducting business there
                    -in, or (b) June 1, 2011.

Basic Rent:         Subject to the abatement of Basic Rent provided below, Basic
                    Rent shall be the following amounts for the following periods of time:


                         Time Periods      Annual Basic Rent Rate Per Rentable    Monthly Basic Rent
                                                Square Foot in the Premises

                     Commencement Date -                   $24.50                      $8,948.63
                      September 30, 2012
                        October 1, 2012 -                  $25.00                      $9,131.25
                       September 30, 2013
                        October 1, 2013 -                  $25.50                      $9,313.88
                       September 30, 2014
                        October 1, 2014 -                  $26.00                      $9.496.50
                       September 30, 2015
                        October 1, 2015 -                  $26.50                      $9,679.13
                       September 30, 2016

                    Basic Rent shall be abated during the first four calendar months of the Term, e.g., if the Commencement Date is May 25, 2011, Basic Rent shall be abated until September 24, 2011. Commencing with the first day after the end of the abatement period referred to above, Tenant shall make Basic Rent payments for any remaining partial calendar month and on the first day of the first full calendar month thereafter shall make Basic Rent payments as otherwise provided in this Lease. Notwithstanding such abatement of Basic Rent (a) all other sums due under this Lease, including Additional Rent and parking rent shall be payable as provided in this Lease, and (b) any increases in Basic Rent set forth in this Lease shall occur on the dates scheduled therefor.

Security Deposit:   $9,679.13.

Additional Rent:    Tenant's Proportionate Share of Excess Operating Costs,
                    Excess Taxes and Electrical Costs.

Rent: Basic Rent, Additional Rent, and all other sums that Tenant may owe to Landlord or otherwise be required to pay under the Lease.



860209V.2 CHA792/16000                    i                 CHATEAU PLAZA
                                                            2515 MCKINNEY AVENUE
                                                            DALLAS, TEXAS

Permitted Use:     General office use in compliance with Section 9 of the Lease.

Tenant's           2.55%, which is the percentage obtained by dividing (a) the
Proportionate      number of rentable square feet in the Premises as stated
Share:             above by (b) the 172,139 rentable square feet in the Project.
                   Landlord and Tenant stipulate that the number of rentable square feet in the Premises and in the Project set forth above is conclusive and shall be binding upon them, except as provided in this Lease.

Base Year:         The calendar year 2011.

Initial
Liability           $1,000,000  per  occurrence  in  primary  coverage,  with an additional $3,000,000 in umbrella coverage.

Insurance Amount:

Tenant's Address:   Prior to Commencement Date:     Following Commencement Date:
                    Red Mountain Resources, Inc.    Red Mountain Resources, Inc.
                    c/o Stone Street Group          2515 McKinney Avenue, Suite
                    16623 Cantrell Road, Suite 1B   900
                    Little Rock, AR 72223           Dallas, Texas 75201
                                                    Attention: [To be determined
                                                    pursuant to E hereto.]
                    Attention:  Alan W. Barksdale   Telephone: [To be determined
                                                    pursuant to Exhibit E
                                                    hereto.]
                    Telephone:  501.367.8137        Facsimile: [To be determined
                                                    pursuant to Exhibit E
                                                    hereto.]

Landlord's
Address:        For all Notices:                   With a copy to:
                Chateau Plaza Holdings, L.P.       Chateau Plaza Holdings, L.P.
                c/o Stream Dallas Office, L.P.     c/o JPMorgan Asset Management
                2515 McKinney Avenue, Suite 820    245 Park Avenue, 2nd Floor
                Dallas, TX 75201                   New York, NY 10167
                Attention:  Property Manager       Attention:  Dan Minkoff
                Telephone:  214.855.5120           Telephone:  212.648.2005
                Facsimile:  214.220.2763           Facsimile:  212.642.2264


The foregoing Basic Lease Information is incorporated into and made a part of the Lease identified above. If any conflict exists between any Basic Lease Information and the Lease, then the Lease shall control.

























860209V.2 CHA792/16000              ii                     CHATEAU PLAZA
                                                           2515 MCKINNEY AVENUE
                                                           DALLAS, TEXAS

                                TABLE OF CONTENTS

                                                                        Page No.

1.       DEFINITIONS AND BASIC PROVISIONS......................................1

2.       LEASE GRANT...........................................................1

3.       TENDER OF POSSESSION..................................................1

4.       RENT..................................................................1
         4.1      Payment......................................................1
         4.2      Additional Rent..............................................2
         4.3      Cap on Excess Operating Costs................................4

5.       DELINQUENT PAYMENT; HANDLING CHARGES..................................4

6.       SECURITY DEPOSIT......................................................4

7.       LANDLORD'S OBLIGATIONS................................................5
         7.1      Services.....................................................5
         7.2      Excess Utility Use...........................................5
         7.3      Restoration of Services; Abatement...........................6
         7.4      Repair and Maintenance by Landlord...........................6

8.       IMPROVEMENTS; ALTERATIONS; REPAIRS; MAINTENANCE.......................6
         8.1      Improvements; Alterations....................................6
         8.2      Repair and Maintenance by Tenant.............................7
         8.3      Performance of Work..........................................7
         8.4      Mechanic's Liens.............................................7

9.       USE...................................................................8

10.      ASSIGNMENT AND SUBLETTING.............................................9
         10.1     Transfers....................................................9
         10.2     Consent Standards............................................9
         10.3     Request for Consent..........................................9
         10.4     Conditions to Consent.......................................10
         10.5     Attornment by Subtenants....................................10
         10.6     Cancellation................................................10
         10.7     Additional Compensation.....................................10
         10.8     Permitted Transfers.........................................10

11.      INSURANCE; WAIVERS; SUBROGATION; INDEMNITY...........................11
         11.1     Tenant's Insurance..........................................11
         11.2     Landlord's Insurance........................................12
         11.3     No Subrogation; Waiver of Property Claims...................12
         11.4     Indemnity...................................................13

12.      SUBORDINATION; ATTORNMENT; NOTICE TO LANDLORD'S MORTGAGEE............13
         12.1     Subordination...............................................13
         12.2     Attornment..................................................13
         12.3     Notice to Landlord's Mortgagee..............................13
         12.4     Landlord's Mortgagee's Protection Provisions................14
         12.5     Modification of Lease.......................................14

13.      RULES AND REGULATIONS................................................14

14.      CONDEMNATION.........................................................14
         14.1     Total Taking................................................14
         14.2     Partial Taking - Tenant's Rights............................14
         14.3     Partial Taking - Landlord's Rights..........................14

860209V.2 CHA792/16000                  iii                CHATEAU PLAZA
                                                           2515 MCKINNEY AVENUE
                                                           DALLAS, TEXAS

         14.4     Award.......................................................15
         14.5     Restoration.................................................15

15.      FIRE OR OTHER CASUALTY...............................................15
         15.1     Repair Estimate.............................................15
         15.2     Tenant's Rights.............................................15
         15.3     Landlord's Rights...........................................15
         15.4     Repair Obligation...........................................15
         15.5     Abatement of Rent...........................................15

16.      PERSONAL PROPERTY TAXES..............................................16

17.      EVENTS OF DEFAULT....................................................16
         17.1     Payment Default.............................................16
         17.2     Abandonment.................................................16
         17.3     Estoppel; Subordination; Financial Reports..................16
         17.4     Insurance...................................................16
         17.5     Mechanic's Liens............................................16
         17.6     Other Defaults..............................................16
         17.7     Insolvency..................................................16

18.      REMEDIES.............................................................17
         18.1     Termination of Lease........................................17
         18.2     Termination of Possession...................................17
         18.3     Perform Acts on Behalf of Tenant............................17
         18.4     Suspension of Services......................................17
         18.5     Alteration of Locks.........................................17

19.      PAYMENT BY TENANT; NON-WAIVER; CUMULATIVE REMEDIES; MITIGATION OF
         DAMAGE...............................................................17
         19.1     Payment by Tenant...........................................17
         19.2     No Waiver...................................................18
         19.3     Cumulative Remedies.........................................18
         19.4     Mitigation of Damage........................................18

20.      LANDLORD'S LIEN......................................................18

21.      SURRENDER OF PREMISES................................................19

22.      HOLDING OVER.........................................................19

23.      CERTAIN RIGHTS RESERVED BY LANDLORD..................................20
         23.1     Building Operations.........................................20
         23.2     Security....................................................20
         23.3     Prospective Purchasers and Lenders..........................20
         23.4     Prospective Tenants.........................................20

24.      SUBSTITUTION SPACE...................................................20

25.      MISCELLANEOUS........................................................21
         25.1     Landlord Transfer...........................................21
         25.2     Landlord's Liability........................................21
         25.3     Force Majeure...............................................21
         25.4     Brokerage...................................................21
         25.5     Estoppel Certificates.......................................21
         25.6     Notices.....................................................21
         25.7     Separability................................................22
         25.8     Amendments; Binding Effect; No Electronic Records...........22
         25.9     Counterparts................................................22
         25.10    Quiet Enjoyment.............................................22
         25.11    No Merger...................................................22
         25.12    No Offer....................................................22

860209V.2 CHA792/16000                      iv              CHATEAU PLAZA
                                                            2515 MCKINNEY AVENUE
                                                            DALLAS, TEXAS

         5.13     Entire Agreement............................................22
         25.14    Waiver of Jury Trial........................................22
         25.15    Governing Law...............................................23
         25.16    Recording...................................................23
         25.17    Water or Mold Notification..................................23
         25.18    Joint and Several Liability.................................23
         25.19    Financial Reports...........................................23
         25.20    Landlord's Fees.............................................23
         25.21    Telecommunications..........................................23
         25.22    Confidentiality.............................................24
         25.23    Authority...................................................24
         25.24    Hazardous Materials.........................................24
         25.25    List of Exhibits............................................24
         25.26    Determination of Charges....................................25
         25.27    Prohibited Persons and Transactions.........................25
         25.28    Waiver of Consumer Rights...................................25
         25.29    Building Renovations........................................25
         25.30    Common Area Amenities.......................................25
         25.31    UBTI........................................................26
         25.32    Cross Default...............................................26
         25.33    Reserved Rights.............................................26






































860209V.2 CHA792/16000                 v                           CHATEAU PLAZA
                                                            2515 MCKINNEY AVENUE
                                                                   DALLAS, TEXAS

                              LIST OF DEFINED TERMS


                                                                        Page No.

Additional Rent................................................................i

Affiliate......................................................................1
Base Year.....................................................................ii
Basic Lease Information........................................................1
Basic Rent.....................................................................i
Building.......................................................................i
Building's Structure...........................................................1
Building's Systems.............................................................1
Casualty......................................................................15
Code..........................................................................26
Collateral....................................................................19
Commencement Date..............................................................i
Common Area Amenities.........................................................26
Controllable Operating Costs...................................................4
Damage Notice.................................................................15
Default Rate...................................................................4
Disabilities Acts..............................................................8
Electrical Costs...............................................................3
Estimated Delivery Date........................................................1
Event of Default..............................................................16
Excess Operating Costs.........................................................2
Excess Taxes...................................................................3
GAAP..........................................................................11
Hazardous Materials...........................................................24
HVAC...........................................................................5
including......................................................................1
Initial Liability Insurance Amount............................................ii
Land...........................................................................i
Landlord.......................................................................i
Landlord's Mortgagee..........................................................13
Law............................................................................1
Laws...........................................................................1
Lease..........................................................................1
Lease Date.....................................................................i
Loss..........................................................................13
Mortgage......................................................................13
OFAC..........................................................................25
Operating Costs................................................................2
Parking Area.................................................................G-1
Permitted Transfer............................................................11
Permitted Transferee..........................................................11
Permitted Use.................................................................ii
Premises.......................................................................i
Prevailing Rental Rate.......................................................H-1
Primary Lease.................................................................13
Project........................................................................i
Reconciliation Statement.......................................................4
Regulations...................................................................26
Release.......................................................................25
Renovations...................................................................25
Rent..........................................................................ii
Repair Period.................................................................15

860209V.2 CHA792/16000              vi                             CHATEAU PLAZA
                                                            2515 MCKINNEY AVENUE
                                                                   DALLAS, TEXAS

Security Deposit...............................................................i
Substitute Tenant.............................................................18
Taking........................................................................14
Tangible Net Worth............................................................11
Taxes..........................................................................3
Telecommunications Services...................................................24
Tenant.........................................................................i
Tenant Party...................................................................1
Tenant's Off-Premises Equipment................................................1
Tenant's Proportionate Share..................................................ii
Term...........................................................................i
Transfer.......................................................................9
UCC...........................................................................19
Visible Premises...............................................................7







































860209V.2 CHA792/16000                 vii                         CHATEAU PLAZA
                                                            2515 MCKINNEY AVENUE
                                                                   DALLAS, TEXAS

                                      LEASE

         This Lease Agreement (this "Lease") is entered into as of the Lease Date between Landlord and Tenant (as each such term is defined in the Basic Lease Information).

         1. Definitions and Basic Provisions. The definitions and basic provi-sions set forth in the Basic Lease Information (the "Basic Lease Information") are incorporated herein by reference for all purposes. Additionally, the following terms shall have the following meanings when used in this Lease:
"Affiliate" means any person or entity which, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with the party in question; "Building's Structure" means the Building's roof and roof membrane, elevator shafts, footings, foundations, structural portions of load-bearing walls, structural floors and subfloors, structural columns and beams, and curtain walls; "Building's Systems" means the Building's HVAC, life-safety, plumbing, electrical, mechanical and elevator systems; "including" means including, without limitation; "Laws" means all federal, state and local laws, ordinances, building codes and standards, rules and regulations, all court orders, governmental directives, and governmental orders and all interpretations of the foregoing, and all restrictive covenants affecting the Project, and "Law" means any of the foregoing; "Tenant's Off-Premises Equipment" means any of Tenant's equipment or other property that may be located on or about the Project (other than inside the Premises); and "Tenant Party" means any of the following persons: Tenant; any assignees claiming by, through, or under Tenant; any subtenants claiming by, through, or under Tenant; and any of their respective agents, contractors, employees, licensees, guests and invitees.

         2. Lease Grant. Subject to the terms of this Lease, Landlord leases to Tenant, and Tenant leases from Landlord, the Premises.

         3. Tender of Possession. Landlord and Tenant presently anticipate that possession of the Premises will be tendered to Tenant in the condition required by this Lease on or about June 1, 2011 (or, if later, five days following Tenant's full execution and delivery of this Lease to Landlord, the "Estimated Delivery Date"). If Landlord is unable to tender possession of the Premises in such condition to Tenant by the Estimated Delivery Date, then (a) the validity of this Lease shall not be affected or impaired thereby, (b) Landlord shall not be in default hereunder or be liable for damages therefor, and (c) Tenant shall accept possession of the Premises when Landlord tenders possession thereof to Tenant. By occupying the Premises, Tenant shall be deemed to have accepted the Premises in their condition as of the date of such occupancy, subject to the performance of punch-list items that remain to be performed by Landlord, if any. Prior to occupying the Premises, Tenant shall execute and deliver to Landlord a letter substantially in the form of Exhibit E hereto confirming (1) the Commencement Date and the expiration date of the initial Term, (2) that Tenant has accepted the Premises, and (3) that Landlord has performed all of its obligations with respect to the Premises (except for punch-list items specified in such letter); however, the failure of the parties to execute such letter shall not defer the Commencement Date or otherwise invalidate this Lease. Entry into the Premises by any Tenant Party prior to the Commencement Date shall be subject to all of the provisions of this Lease excepting only those requiring the payment of Basic Rent and Additional Rent.

         4.       Rent.

                  4.1 Payment. Tenant shall timely pay to Landlord Rent, without notice, demand, deduction or set off (except as otherwise expressly provided herein), by good and sufficient check drawn on a national banking association at Landlord's address provided for in this Lease or, at Landlord's election, by wire transfer or as otherwise specified by Landlord and shall be accompanied by all applicable state and local sales or use taxes. The obligations of Tenant to pay Rent to Landlord and the obligations of Landlord under this Lease are independent obligations. Basic Rent, adjusted as herein provided, shall be payable monthly in advance. The first monthly installment of Basic Rent, in the amount payable under this Lease after the end of any Basic Rent abatement period provided in the Basic Lease Information, is due upon execution of this Lease by Tenant; thereafter, Basic Rent shall be payable on the first day of each calendar month, subject to any Basic Rent abatement provision in the Basic Lease Information. The monthly Basic Rent for any partial month at the beginning of the Term shall equal the product of 1/365 of the annual Basic Rent in effect during the partial month and the number of days in the partial month, and such Basic Rent payment is due upon execution of this Lease by Tenant; however, if the Commencement Date is not a fixed date that is ascertainable as of the Lease Date, then such Basic Rent payment for any fractional calendar month at the beginning of the Term shall be due by Tenant on


860209V.2 CHA792/16000               1                             CHATEAU PLAZA
                                                            2515 MCKINNEY AVENUE
                                                                   DALLAS, TEXAS
the Commencement Date. Payments of Basic Rent for any fractional calendar month at the end of the Term shall be similarly prorated. Tenant shall pay to Landlord monthly installments of Additional Rent in advance on the first day of each calendar month and otherwise on the same terms and conditions described above with respect to Basic Rent. Unless a shorter time period is specified in this Lease, all payments of miscellaneous Rent charges hereunder (that is, all Rent other than Basic Rent and Additional Rent) shall be due and payable within 30 days following Landlord's delivery to Tenant of an invoice therefor.

                  4.2     Additional Rent.

                          4.2.1 Excess Operating Costs. Tenant shall pay to Land
-lord Tenant's Proportionate Share of Excess Operating Costs. As used herein, "Excess Operating Costs" means any increase in Operating Costs (defined below) for each year and partial year of the Term over the Operating Costs incurred during the Base Year. Landlord may make a good faith estimate of Excess Operating Costs to be due by Tenant for any calendar year or part thereof during the Term. During each calendar year or partial calendar year of the Term after the Base Year, Tenant shall pay to Landlord, in advance concurrently with each monthly installment of Basic Rent, an amount equal to Tenant's estimated Excess Operating Costs for such calendar year or part thereof divided by the number of months therein. From time to time, Landlord may estimate and re-estimate the Excess Operating Costs to be due by Tenant and deliver a copy of the estimate or re-estimate to Tenant. Thereafter, the monthly installments of Excess Operating Costs payable by Tenant shall be appropriately adjusted in accordance with the estimations so that, by the end of the calendar year in question, Tenant shall have paid all of the Excess Operating Costs as estimated by Landlord. Any amounts paid based on such an estimate shall be subject to adjustment as herein provided when actual Operating Costs are available for each calendar year.

                          4.2.2 Operating  Costs Defined.  The  term  "Operating
Costs" means all costs, expenses and disbursements (subject to the limitations set forth below) that Landlord incurs in connection with the ownership, operation, and maintenance of the Project and performing Landlord's obligations under this Lease, in each case, determined in accordance with sound accounting principles consistently applied, including the following costs: (A) wages and salaries of all on-site employees at or below the grade of senior building manager engaged in the operation, maintenance or security of the Project (together with Landlord's reasonable allocation of expenses of off-site employees at or below the grade of senior building manager who perform a portion of their services in connection with the operation, maintenance or security of the Project including accounting personnel), including taxes, insurance and benefits relating thereto; (B) all supplies and materials used in the operation, maintenance, repair, replacement, and security of the Project; (C) costs for improvements made to the Project which, although capital in nature, are expected to reduce the normal operating costs (including all utility costs) of the Project, as amortized using a commercially reasonable interest rate over the time period reasonably estimated by Landlord to recover the costs thereof taking into consideration the anticipated cost savings, as determined by Landlord using its good faith, commercially reasonable judgment, as well as capital improvements made in order to comply with any Law hereafter promulgated by any governmental authority, or any amendment to or any interpretation hereafter rendered with respect to any existing Law that have the effect of changing the legal requirements applicable to the Project from those currently in effect, as amortized using a commercially reasonable interest rate over the useful economic life of such improvements as determined by Landlord in its reasonable discretion; (D) cost of all utilities, except Electrical Costs and the cost of other utilities reimbursable to Landlord by the Project's tenants other than pursuant to a provision similar to this Section 4.2.2; (E) insurance expenses, including the cost of any deductibles; (F) repairs, replacements, and general maintenance of the Project; (G) fair market rental and other costs with respect to the management office for the Project; and (H) service, maintenance and management contracts and fees (payable to Landlord, Landlord's affiliate or a third-party management company; provided that any costs paid to Landlord or Landlord's affiliate for management services shall exclude amounts paid in excess of the competitive rates for management services of comparable quality rendered by persons or entities of similar skill, competence and experience) for the operation, maintenance, management, repair, replacement, or security of the Project (including alarm service, window cleaning, janitorial, security, landscape maintenance and elevator maintenance).



860209V.2 CHA792/16000                2                            CHATEAU PLAZA
                                                            2515 MCKINNEY AVENUE
                                                                   DALLAS, TEXAS

Operating Costs shall not include costs for (i) capital improvements made to the Project, other than capital improvements described in Section 4.2.2(C) and except for items which are generally considered maintenance and repair items, such as painting and wall covering of common areas, replacement of carpet or other floor coverings in elevator lobbies and common areas, and the like; (ii) repair, replacements and general maintenance paid by proceeds of insurance or by Tenant or other third parties; (iii) interest, amortization or other payments on loans to Landlord; (iv) depreciation; (v) leasing commissions; (vi) legal expenses for services, other than those that benefit the Project tenants generally (e.g., tax disputes); (vii) renovating or otherwise improving space for occupants of the Project or vacant leasable space in the Project; (viii) Taxes; and (ix) federal income taxes imposed on or measured by the income of Landlord from the operation of the Project. Operating Costs for the Base Year only shall not include costs incurred due to extraordinary circumstances or other non-recurring charges, including market-wide labor rate increases due to boycotts and strikes; utility rate increases due to extraordinary circumstances or other non- recurring charges, including conservation surcharges, boycotts, embargos or other shortages; insurance deductibles; or amortized costs relating to capital improvements.

                          4.2.3 Excess Taxes;  Taxes  Defined. Tenant shall also
pay Tenant's Proportionate Share of Excess Taxes. As used herein, "Excess Taxes" means any increase in Taxes (defined below) for each year and partial year falling within the Term over the Taxes for the Base Year. Tenant shall pay Tenant's Proportionate Share of Excess Taxes in the same manner as provided above for Tenant's Proportionate Share of Excess Operating Costs. If Landlord receives a refund or abatement from a taxing authority for any portion of the Taxes allocable to the Base Year, the Taxes for the Base Year shall be reduced by the amount of such refund or abatement. "Taxes" means taxes, assessments, and governmental charges or fees whether federal, state, county or municipal, and whether they be by taxing districts or authorities presently taxing or by others, subsequently created or otherwise, and any other taxes and assessments (including non-governmental assessments for common charges under a restrictive covenant or other private agreement that are not treated as part of Operating Costs) now or hereafter attributable to the Project (or its operation), excluding, however, penalties and interest thereon and federal and state taxes on income. However, if the present method of taxation changes so that in lieu of or in addition to the whole or any part of any Taxes, there is levied on Landlord a capital tax directly on the rents or revenues received therefrom or a franchise tax, margin tax, assessment, or charge based, in whole or in part, upon such rents or revenues for the Project, then all such taxes, assessments, or charges, or the part thereof so based, shall be deemed to be included within the term "Taxes" for purposes hereof. Notwithstanding anything to the contrary herein, Taxes shall include the Texas margin tax and/or any other business tax imposed under Texas Tax Code Chapter 171 and/or any successor statutory provision. Taxes shall include the costs of consultants retained in an effort to lower taxes and all costs incurred in disputing any taxes or in seeking to lower the tax valuation of the Project. Notwithstanding the foregoing, Taxes for the Base Year only shall not include costs incurred due to extraordinary circumstances or other non-recurring charges, including tax consultants and other costs incurred by Landlord in an effort to lower the tax valuation of the Project. For property tax purposes, Tenant waives all rights to protest or appeal the appraised value of the Premises, as well as the Project, and all rights to receive notices of reappraisement as set forth in Sections 41.413 and
42.015 of the Texas Tax Code. From time to time during any calendar year, Landlord may estimate or reestimate the Excess Taxes to be due by Tenant for that calendar year and deliver a copy of the estimate or re-estimate to Tenant. Thereafter, the monthly installments of Excess Taxes payable by Tenant shall be appropriately adjusted in accordance with the estimations.

                          4.2.4 Electrical Costs. Tenant shall also pay to Land-
lord Tenant's Proportionate Share of Electrical Costs. As used herein, "Electrical Costs" means the cost of all electricity used by the Project, which shall include sales, use, excise or other taxes assessed by governmental authorities on electrical services supplied to the Project. Such amount shall be payable in monthly installments on the Commencement Date and on the first day of each calendar month thereafter. Each installment shall be based on Landlord's estimate of the amount due for each month. From time to time during any calendar year, Landlord may estimate or re-estimate the Electrical Costs to be due by Tenant for that calendar year and deliver a copy of the estimate or re-estimate to Tenant. Thereafter, the monthly installments of Electrical Costs payable by Tenant shall be appropriately adjusted in accordance with the estimations.



860209V.2 CHA792/16000                3                            CHATEAU PLAZA
                                                            2515 MCKINNEY AVENUE
                                                                   DALLAS, TEXAS

                          4.2.5 Reconciliation  Statement.  By April  30 of each
calendar year, or as soon thereafter as practicable, Landlord shall furnish to Tenant a statement of Operating Costs and Electrical Costs for the previous year, in each case adjusted as provided in Section 4.2.6, and of the Taxes for the previous year (the "Reconciliation Statement"). If Tenant's estimated payments of Excess Operating Costs, Excess Taxes or Electrical Costs under this
Section 4.2 for the year covered by the Reconciliation Statement exceed Tenant's Proportionate Share of such items as indicated in the Reconciliation Statement, then Landlord shall credit or reimburse Tenant for such excess within 30 days; likewise, if Tenant's estimated payments of Excess Operating Costs, Excess Taxes or Electrical Costs under this Section 4.2 for such year are less than Tenant's Proportionate Share of such items as indicated in the Reconciliation Statement, then Tenant shall pay Landlord such deficiency within 30 days of invoice from Landlord.

                          4.2.6 Gross Up. With  respect to any calendar  year or
partial calendar year in which the Project is not occupied to the extent of 95% of the rentable area thereof, or Landlord is not supplying comparable services to 95% of the rentable area thereof, the Operating Costs and Electrical Costs for such period which vary with the occupancy of the Project or level of service shall, for the purposes hereof, be increased to the amount which would have been incurred had the Project been occupied to the extent of 95% of the rentable area thereof and Landlord had been supplying comparable services to 95% of the rentable area thereof.

                  4.3 Cap on Excess Operating Costs. For purposes of calcu -lating Tenant's Proportionate Share of Excess Operating Costs under Section 4.2.1, the maximum increase in the amount of Controllable Operating Costs (defined below) that may be included in calculating Tenant's Proportionate Share of Excess Operating Costs for each calendar year after the Base Year shall be limited to 8% per calendar year on a cumulative, compounded basis; for example, the maximum amount of Controllable Operating Costs that may be included in the calculation of Tenant's Proportionate Share of Excess Operating Costs for each calendar year after the Base Year shall equal the product of the Controllable Operating Costs during the Base Year and the following percentages for the following calendar years: 108% for the first calendar year following the Base Year; 116.64% for the second calendar year following the Base Year; 125.97% for the third calendar year following the Base Year, etc. However, any increases in Operating Costs not recovered by Landlord due to the foregoing limitation shall be carried forward into succeeding calendar years during the Term (subject to the foregoing limitation) to the extent necessary until fully recouped by Landlord. "Controllable Operating Costs" means all Operating Costs which are within the reasonable control of Landlord; thus, excluding taxes, insurance, utilities, snow removal and other weather-related costs, costs incurred to comply with governmental requirements, and other costs beyond the reasonable control of Landlord.

         5. Delinquent Payment; Handling Charges. All past due payments required of Tenant hereunder shall bear interest from the date due until paid at the lesser of eighteen percent per annum or the maximum lawful rate of interest (such lesser amount is referred to herein as the "Default Rate"); additionally, Landlord, in addition to all other rights and remedies available to it, may charge Tenant a late fee equal to the greater of (a) five percent of the delinquent payment, or (b) $250, to reimburse Landlord for its cost and inconvenience incurred as a consequence of Tenant's delinquency. In no event, however, shall the charges permitted under this Section 5 or elsewhere in this Lease, to the extent they are considered to be interest under applicable Law, exceed the maximum lawful commercial rate of interest. Notwithstanding the foregoing, the late fee referenced above shall not be charged with respect to the first occurrence (but not any subsequent occurrence) during any 12-calendar month period that Tenant fails to make payment when due, until five days after Landlord delivers written notice of such delinquency to Tenant.

         6. Security Deposit. Contemporaneously with the execution of this Lease, Tenant shall pay to Landlord the Security Deposit, which shall be held by Landlord to secure Tenant's performance of its obligations under this Lease. The Security Deposit is not an advance payment of Rent or a measure or limit of Landlord's damages upon an Event of Default (as defined herein). Landlord may, from time to time following an Event of Default and without prejudice to any other remedy, use all or a part of the Security Deposit to perform any obligation Tenant fails to perform hereunder. Following any such application of the Security Deposit, Tenant shall pay to Landlord on demand the amount so applied in order to restore the Security Deposit to its original amount. Provided that Tenant has performed all of its obligations hereunder, Landlord shall, within 30 days after the expiration of the Term and Tenant's surrender of the Premises in compliance with the provisions of this Lease, return to Tenant

860209V.2 CHA792/16000                4                            CHATEAU PLAZA
                                                            2515 MCKINNEY AVENUE
                                                                   DALLAS, TEXAS
the portion of the Security Deposit which was not applied to satisfy Tenant's obligations. Notwithstanding the preceding sentence and to the extent permitted by applicable Law, Landlord may retain the Security Deposit until such time after the expiration of the Term that Landlord is able to reconcile and confirm all amounts payable by Tenant under this Lease have been paid in full by Tenant (e.g., Landlord cannot reconcile and confirm Tenant has paid Tenant's Proportionate Share of Excess Taxes for the calendar year in which the Term expires if Landlord has not received a Tax bill from all applicable taxing authorities at the time of such expiration). The Security Deposit may be commingled with other funds, and no interest shall be paid thereon. If Landlord transfers its interest in the Premises and the transferee assumes Landlord's obligations under this Lease, then Landlord may assign the Security Deposit to the transferee and Landlord thereafter shall have no further liability for the return of the Security Deposit. The rights and obligations of Landlord and Tenant under this Section 6 are subject to any other requirements and conditions imposed by Laws applicable to the Security Deposit.

         7.       Landlord's Obligations.

                  7.1 Services. Landlord shall use all reasonable efforts to furnish to Tenant: (1) water at those points of supply provided for general use of tenants of the Building; (2) the equipment to provide heated and refrigerated air conditioning ("HVAC") as appropriate, at such temperatures and in such amounts as are standard for comparable buildings with comparable densities and heat loads in the vicinity of the Building (not to exceed the current HVAC system's capacity existing as of the Lease Date); (3) janitorial service to the Premises five days per week, other than holidays, for Building-standard installations and such window washing as may from time to time be reasonably required; (4) elevators for ingress and egress to the floor on which the Premises are located, in common with other tenants, provided that Landlord may reasonably limit the number of operating elevators during non-business hours and holidays; and (5) electrical current for equipment that does not require more than 110 volts and whose electrical energy consumption does not exceed normal office usage. If Tenant desires any of the services specified in Section 7.1:
(A) at any time other than between 7:00 a.m. and 6:00 p.m. on weekdays and between 8:00 a.m. and 1:00 p.m. on Saturdays (in each case other than holidays), or (B) on Sundays or holidays, then such services shall be supplied to Tenant upon the written request by Tenant delivered to Landlord's designated property manager before 3:00 p.m. on the business day preceding such extra usage, and Tenant shall pay to Landlord the cost of such services (which shall not be included in Tenant's Proportionate Share of Operating Costs or Electrical Costs) within 30 days after Landlord has delivered to Tenant an invoice therefor.
Tenant acknowledges that the cost components for providing after-hours HVAC service to the Premises are not separately metered; accordingly, Landlord's determination of after-normal-business-hour HVAC charges are estimates of the costs incurred by Landlord in providing such after-hour HVAC service to Tenant. The costs charged to Tenant for such after hour service shall include Landlord's reasonable allocation of the costs for electricity, water, sewage, water treatment, labor, metering, filtering, equipment depreciation, wear and tear and maintenance to provide such service and an administrative fee of 10%.

                  7.2 Excess  Utility Use.  Landlord shall  not be  required  to furnish electrical power for equipment that requires more than 110 volts or other equipment whose electrical energy consumption exceeds normal office usage. If Tenant's requirements for or consumption of electricity exceed the electricity to be provided by Landlord as described in Section 7.1, Landlord shall, at Tenant's expense, make reasonable efforts to supply such service through the then-existing feeders and risers serving the Building and the Premises, provided the additional use of such feeders and risers caused by Tenant's excess electrical requirements do not adversely affect Landlord's ability to provide reasonable electrical service to the balance of the Building (as determined by Landlord in the exercise of its reasonable discretion); and Tenant shall pay to Landlord the cost of such service within 30 days after Landlord has delivered to Tenant an invoice therefor. Landlord may determine the amount of such additional consumption and potential consumption by any verifiable method, including installation of a separate meter in the Premises installed, maintained, and read by Landlord, at Tenant's expense. Tenant shall not install any electrical equipment requiring special wiring or requiring voltage in excess of 110 volts unless approved in advance by Landlord, which approval shall not be unreasonably withheld. Tenant shall not install any electrical equipment requiring voltage in excess of Building capacity unless approved in advance by Landlord, which approval may be withheld in Landlord's sole discretion. The use of electricity in the Premises shall not exceed the capacity of existing feeders and risers to or wiring in the Premises. Any risers or wiring required to meet Tenant's excess electrical requirements shall, upon Tenant's written request, be installed by Landlord, at Tenant's cost, if, in Landlord's judgment, the same are necessary and shall not cause permanent damage to the Building or the Premises, cause or create a dangerous or hazardous condition, entail excessive or unreasonable alterations, repairs, or

860209V.2 CHA792/16000                5                            CHATEAU PLAZA
                                                            2515 MCKINNEY AVENUE
                                                                   DALLAS, TEXAS
expenses, adversely affect Landlord's ability to provide reasonable service to the balance of the Building, or interfere with or disturb other tenants of the Building. If Tenant uses machines or equipment in the Premises which affect the temperature otherwise maintained by the air conditioning system or otherwise overload any utility, Landlord may install supplemental air conditioning units or other supplemental equipment in the Premises, and the cost thereof, including the cost of installation, operation, use, and maintenance, in each case plus an administrative fee of 15% of such cost, shall be paid by Tenant to Landlord within 30 days after Landlord has delivered to Tenant an invoice therefor.

                  7.3 Restoration of Services; Abatement. Landlord shall use reasonable efforts to restore any service required of it under Section 7.1 that becomes unavailable; however, such unavailability shall not render Landlord liable for any damages caused thereby, be a constructive eviction of Tenant, constitute a breach of any implied warranty, or, except as provided in the next sentence, entitle Tenant to any abatement of Tenant's obligations hereunder. If, however, Tenant is prevented from using the Premises because of the unavailability of any such service for a period of 15 consecutive business days (or 10 consecutive business days because of the unavailability and the restoration of such services is within the reasonable control of Landlord) following Landlord's receipt from Tenant of a written notice regarding such unavailability, and such unavailability was not caused by a Tenant Party, a governmental directive, or the failure of public utilities to furnish necessary services, then Tenant shall, as its exclusive remedy be entitled to a reasonable abatement of Rent for each consecutive day (after such 15- day period or after such 10-day period, as applicable) that Tenant is so prevented from using the Premises.

                  7.4 Repair and Maintenance by Landlord. Landlord shall maintain and repair the common areas of the Project, Building's Structure, the core portions of the Building's Systems, the parking areas and other exterior areas of the Project, including driveways, alleys, landscape and grounds of the Project and utility lines in a good condition, consistent with the operation of similar class office buildings in the market in which the Project is located, including maintenance, repair and replacement of the exterior of the Project (including painting), landscaping, sprinkler systems and any items normally associated with the foregoing. All costs in performing the work described in this Section shall be included in Operating Costs except to the extent excluded by Section 4.2. In no event shall Landlord be responsible for alterations to the Building's Structure required by applicable Law because of Tenant's use of the Premises or alterations or improvements to the Premises made by or for a Tenant Party (which alterations shall be made by Landlord at Tenant's sole cost and expense and on the same terms and conditions as Landlord performed repairs as described in Section 8.2 below). Notwithstanding anything to the contrary contained herein, Landlord shall, in its commercially-reasonable discretion, determine whether, and to the extent, repairs or replacements are the appropriate remedial action.

         8.       Improvements; Alterations; Repairs; Maintenance.

                  8.1 Improvements; Alterations. Improvements to the Premises shall be installed at Tenant's expense only in accordance with plans and specifications which have been previously submitted to and approved in writing by Landlord, which approval shall be governed by the provisions set forth in this Section 8.1. No alterations or physical additions in or to the Premises (including the installation of systems furniture or other equipment or personal property that affects or otherwise connects to the Building's Systems) may be made without Landlord's prior written consent, which shall not be unreasonably withheld or delayed; however, Landlord may withhold its consent to any alteration or addition that would (a) adversely affect (in the reasonable discretion of Landlord) the Building's Structure or the Building's Systems (including the Project's restrooms or mechanical rooms), or (b) affect (in the sole discretion of Landlord) the (i) exterior appearance of the Project, (ii) appearance of the Project's common areas or elevator lobby areas, or (iii) provision of services to other occupants of the Project. Tenant shall not paint or install lighting or decorations, signs, window or door lettering, or advertising media of any type visible from the exterior of the Premises without the prior written consent of Landlord, which consent may be withheld in Landlord's sole and absolute discretion. All alterations, additions, and improvements shall be constructed, maintained, and used by Tenant, at its risk and expense, in accordance with all Laws; Landlord's consent to or approval of any alterations, additions or improvements (or the plans therefor) shall not constitute a representation or warranty by Landlord, nor Landlord's acceptance, that the same comply with sound architectural and/or engineering practices or with all applicable Laws, and Tenant shall be solely responsible for ensuring all such compliance.



860209V.2 CHA792/16000                 6                           CHATEAU PLAZA
                                                            2515 MCKINNEY AVENUE
                                                                   DALLAS, TEXAS

                  8.2 Repair and Maintenance by Tenant. Tenant shall maintain the Premises in a clean, safe, and operable condition, and shall not permit or allow to remain any waste or damage to any portion of the Premises. If the Premises include, now or hereafter, one or more floors of the Building in their entirety, all corridors and restroom facilities located on such full floor(s) shall be considered to be a part of the Premises. Additionally, Tenant, at its sole expense, shall repair, replace and maintain in good condition and in accordance with all Laws and the equipment manufacturer's suggested service programs, all portions of the Premises (excluding the core portion of the Building's Systems, which shall be maintained by Landlord pursuant to Section 7.4, and all branch lines of the Building's Systems exclusively serving the Premises, which shall be maintained by Landlord at Tenant's cost and expense) and Tenant's Off-Premises Equipment and all areas, improvements and Tenant-installed systems, e.g., supplemental HVAC systems, exclusively serving the Premises. With respect to any portion of the Premises visible from any common area inside or outside of the Building (the "Visible Premises"), Tenant shall (1) maintain such Visible Premises and furniture, fixtures and equipment located therein in a neat and first-class condition throughout the Term and any extension thereof, (2) not use the Visible Premises for storage, (3) obtain Landlord's prior written consent as to the interior paint color, signage, carpeting, furniture and equipment contained in the Visible Premises, (4) complete within the Visible Premises any requested cleaning within one business day after Landlord's written request therefor, and (5) complete within the Visible Premises any requested repairs, alterations or changes within five business days after Landlord's written request therefor. Tenant shall repair or replace, subject to Landlord's direction and supervision, any damage to the Project caused by a Tenant Party. If (A) Tenant fails to commence to make such repairs or replacements within 15 days after the occurrence of such damage and thereafter diligently pursue the completion thereof, or (B) notwithstanding such diligence, Tenant fails to complete such repairs or replacements within 30 days after the occurrence of such damage, then Landlord may make the same at Tenant's cost. If any such damage occurs outside of the Premises, then Landlord may elect to repair such damage at Tenant's expense, rather than having Tenant repair such damage. The cost of all maintenance, repair or replacement work performed by Landlord under this Section 8, in each case plus an administrative fee of 15% of such cost, shall be paid by Tenant to Landlord within 30 days after Landlord has invoiced Tenant therefor.

                  8.3 Performance of Work. All work described in this Section 8 shall be performed only by Landlord or by contractors and subcontractors approved in writing by Landlord and only in accordance with plans and specifications approved by Landlord in writing. If Landlord elects, in its sole discretion, to supervise any work described in this Section 8, Tenant shall pay to Landlord a construction management fee equal to 5% of the cost of such work. Tenant shall cause all contractors and subcontractors to procure and maintain insurance coverage naming Landlord, Landlord's Mortgagee, Landlord's property management company and Landlord's asset management company as additional insureds against such risks, in such amounts, and with such companies as Landlord may reasonably require. Tenant shall provide Landlord with the identities, mailing addresses and telephone numbers of all persons performing work or supplying materials prior to beginning such construction and Landlord may post on and about the Premises notices of non-responsibility pursuant to applicable Laws. All such work shall be performed in accordance with all Laws and in a good and workmanlike manner so as not to damage the Building (including the Premises, the Building's Structure and the Building's Systems) and shall use materials of a quality that is at least equal to the quality designated by Landlord as the minimum standard for the Building, and in such manner as to cause a minimum of interference with other construction in progress and with the transaction of business in the Project. Landlord may designate reasonable rules, regulations and procedures for the performance of all such work in the Building and, to the extent reasonably necessary to avoid disruption to the occupants of the Building, shall have the right to designate the time when such work may be performed. All such work which may affect the Building's Structure or the Building's Systems must be approved by the Project's engineer of record, at Tenant's expense and, at Landlord's election, must be performed by Landlord's usual contractor for such work. All work affecting the roof of the Building must be performed by Landlord's roofing contractor and no such work will be permitted if it would void or reduce the warranty on the roof. Upon completion of any work described in this Section 8, Tenant shall furnish Landlord with accurate reproducible "as-built" CADD files of the improvements as constructed.

                  8.4 Mechanic's Liens. All work performed, materials furnish-ed, or obligations incurred by or at the request of a Tenant Party shall be deemed authorized and ordered by Tenant only, and Tenant shall not permit any mechanic's or construction liens to be filed against the Premises or the Project in connection therewith. Upon completion of any such work, Tenant shall deliver to Landlord final lien waivers from all contractors, subcontractors and materialmen who performed such work. If such a lien is filed, then Tenant shall, within ten days after Landlord has delivered notice of the filing thereof to Tenant (or such earlier time period as may be necessary to prevent the

860209V.2 CHA792/16000                   7                         CHATEAU PLAZA
                                                            2515 MCKINNEY AVENUE
                                                                   DALLAS, TEXAS
forfeiture of the Premises, the Project or any interest of Landlord therein or the imposition of a civil or criminal fine with respect thereto), either (1) pay the amount of the lien and cause the lien to be released of record, or (2) diligently contest such lien and deliver to Landlord a bond or other security reasonably satisfactory to Landlord. If Tenant fails to timely take either such action, then Landlord may pay the lien claim, and any amounts so paid, including expenses and interest, shall be paid by Tenant to Landlord within ten days after Landlord has invoiced Tenant therefor. Landlord and Tenant acknowledge and agree that their relationship is and shall be solely that of "landlord-tenant" (thereby excluding a relationship of "owner-contractor," "owner-agent" or other similar relationships) and that Tenant is not authorized to act as Landlord's common law agent or construction agent in connection with any work performed in the Premises. Accordingly, all materialmen, contractors, artisans, mechanics, laborers and any other persons now or hereafter contracting with Tenant, any contractor or subcontractor of Tenant or any other Tenant Party for the furnishing of any labor, services, materials, supplies or equipment with respect to any portion of the Premises, at any time from the date hereof until the end of the Term, are hereby charged with notice that they look exclusively to Tenant to obtain payment for same. Nothing herein shall be deemed a consent by Landlord to any liens being placed upon the Premises, the Project or Landlord's interest therein due to any work performed by or for Tenant or deemed to give any contractor or subcontractor or materialman any right or interest in any funds held by Landlord to reimburse Tenant for any portion of the cost of such work. Tenant shall defend, indemnify and hold harmless Landlord and its agents and representatives from and against all claims, demands, causes of action, suits, judgments, damages and expenses (including attorneys' fees) in any way arising from or relating to the failure by any Tenant Party to pay for any work performed, materials furnished, or obligations incurred by or at the request of a Tenant Party. This indemnity provision shall survive termination or expiration of this Lease.

         9. Use. Tenant shall continuously occupy and use the Premises only for the Permitted Use and shall comply with all Laws relating to the use, condition, access to, and occupancy of the Premises and will not commit waste, overload the Building's Structure or the Building's Systems or subject the Premises to use that would damage the Premises. The population density within the Premises as a whole shall at no time exceed one person for each 300 rentable square feet in the Premises; however, such population density may from time to time exceed such number on a temporary basis for meetings, conferences and other events of a temporary nature. Tenant shall not conduct second or third shift operations within the Premises; however, Tenant may use the Premises after normal business hours, so long as Tenant is not generally conducting business from the Premises after normal business hours. Notwithstanding anything in this Lease to the contrary, as between Landlord and Tenant, (a) Tenant shall bear the risk of complying with Title III of the Americans With Disabilities Act of 1990, any state laws governing handicapped access or architectural barriers, and all rules, regulations, and guidelines promulgated under such laws, as amended from time to time (the "Disabilities Acts") in the Premises, and (b) Landlord shall bear the risk of complying with the Disabilities Acts in the common areas of the Building, other than compliance that is necessitated by the use of the Premises for other than the Permitted Use or as a result of any alterations or additions, including any initial tenant improvement work, made by or on behalf of a Tenant Party (which risk and responsibility shall be borne by Tenant). The Premises shall not be used for any use which is disreputable, creates extraordinary fire hazards, or results in an increased rate of insurance on the Project or its contents, or for the storage of any Hazardous Materials (other than de minimis quantities found in typical office supplies [e.g., photocopier toner] and then only in compliance with all Laws and in a reasonable and prudent manner). Except as provided below, the following uses are expressly prohibited in the Premises: schools, governmental offices or agencies; personnel agencies; collection agencies; credit unions; data processing, telemarketing, reservation centers or other "call centers"; medical treatment and health care; radio, television or other communications broadcasting; restaurants and other retail; and customer service offices of a public utility company. Notwithstanding the preceding sentence, the following ancillary uses are permitted in the Premises only so long as they do not, in the aggregate, occupy more than 10% of the rentable square feet in the Premises or any single floor (whichever is less): (1) the following services provided by Tenant exclusively to its employees: schools, training and other educational services; and (2)the following services directly and exclusively supporting Tenant's business: telemarketing; reservations; storage; data processing; debt collection; and similar support services. If, because of a Tenant Party's acts or omissions or because Tenant vacates the Premises, the rate of insurance on the Building or its contents increases, Tenant shall pay to Landlord the amount of such increase on demand, and acceptance of such payment shall not waive any of Landlord's other rights. If Tenant fails to cease or remediate such acts within five days after Landlord's request that Tenant do so, then such acts or omissions shall be an Event of Default. Tenant shall conduct its business and control each other Tenant Party so as not to create any nuisance or unreasonably interfere with other tenants or Landlord in its management of the Project.


860209V.2 CHA792/16000                 8                           CHATEAU PLAZA
                                                            2515 MCKINNEY AVENUE
                                                                   DALLAS, TEXAS

         10.      Assignment and Subletting.

                  10.1 Transfers. Except as provided in Section 10.8, Tenant shall not, without the prior written consent of Landlord, (1) assign, transfer, or encumber this Lease or any estate or interest herein, whether directly or by operation of law, (2) permit any other entity to become Tenant hereunder by merger, consolidation, or other reorganization, (3) if Tenant is an entity other than a corporation whose stock is publicly traded, permit the transfer of an ownership interest in Tenant so as to result in a change in the current direct or indirect control of Tenant, (4) sublet any portion of the Premises, (5) grant any license, concession, or other right of occupancy of any portion of the Premises, (6) permit the use of the Premises by any parties other than Tenant, or (7) sell or otherwise transfer, in one or more transactions, a majority of Tenant's assets (any of the events listed in Section 10.1(1) through 10.1(7) being a "Transfer").

                  10.2 Consent Standards. Landlord shall not unreasonably with-hold its consent to any assignment of Tenant's entire interest in this Lease or subletting of the Premises, provided that the proposed transferee (1) is creditworthy, (2) will use the Premises for the Permitted Use (thus, excluding, without limitation, uses for credit processing and telemarketing) and will not use the Premises in any manner that would conflict with any exclusive use agreement or other similar agreement entered into by Landlord with any other tenant of the Project, (3) will not use the Premises, Building or Project in a manner that would materially increase the pedestrian or vehicular traffic to the Premises, Building or Project, (4) is not a governmental or quasi-governmental entity, or subdivision or agency thereof, (5) is not another occupant of the Project or an Affiliate of such occupant so long as Landlord anticipates having in the 90 day period following the proposed date of the Transfer, sufficient available space to lease to such prospective tenant, (6) is not currently and has not in the past been involved in litigation with Landlord or any of its Affiliates, (7) meets Landlord's reasonable standards for tenants of the Project and is otherwise compatible with the character of the occupancy of the Project,
(8) will not result in, either by the transfer or any consideration payable to Landlord in connection therewith, an adverse effect on any real estate investment trust (or pension fund or other ownership vehicle) qualification tests applicable to Landlord or any of its Affiliates, and (9) is not a person or entity with whom Landlord is then, or has been within the four-month period prior to the time Tenant seeks to enter into such assignment or subletting, negotiating to lease space in the Project or any Affiliate of any such person or entity so long as Landlord anticipates having in the 90 day period following the proposed date of the Transfer, sufficient available space to lease to such prospective tenant; otherwise, Landlord may withhold its consent in its sole discretion. Additionally, Landlord may withhold its consent in its sole discretion to any proposed Transfer if any Event of Default by Tenant then exists. Any Transfer made while an Event of Default exists hereunder, irrespective whether Landlord's consent is required hereunder with respect to the Transfer, shall be voidable by Landlord in Landlord's sole discretion. In agreeing to act reasonably, Landlord is agreeing to act in a manner consistent with the standards followed by large institutional owners of commercial real estate and Landlord is permitted to consider the financial terms of the Transfer and the impact of the Transfer on Landlord's own leasing efforts and the value of the Project. Landlord may condition its consent to a Transfer on an increase in the Security Deposit or receipt of a guaranty from a suitable party. Landlord shall not be required to act reasonably in considering any request to pledge or encumber this Lease or any interest therein. For the purposes of clause (9) above, "negotiating to lease space" shall mean any of the following: Landlord has received a request for proposal from a prospective tenant or its broker, Landlord has submitted a written lease proposal or Landlord has initiated space planning for a prospective tenant.

                  10.3 Request for Consent. If Tenant requests Landlord's consent to a Transfer, then, at least 15 business days prior to the effective date of the proposed Transfer, Tenant shall provide Landlord with a written description of all terms and conditions of the proposed Transfer, copies of the proposed documentation, and the following information about the proposed transferee: name and address of the proposed transferee and any entities and persons who own, control or direct the proposed transferee; reasonably satisfactory information about its business and business history; its proposed use of the Premises; banking, financial, and other credit information; and general references sufficient to enable Landlord to determine the proposed transferee's creditworthiness and character. Concurrently with Tenant's notice of any request for consent to a Transfer, Tenant shall pay to Landlord a fee of $1,000 to defray Landlord's expenses in reviewing such request, and Tenant shall also reimburse Landlord immediately upon request for its reasonable attorneys' fees and other expenses incurred in connection with considering any request for consent to a Transfer.



860209V.2 CHA792/16000                 9                           CHATEAU PLAZA
                                                            2515 MCKINNEY AVENUE
                                                                   DALLAS, TEXAS

                  10.4 Conditions to Consent. If Landlord consents to a proposed Transfer, then the proposed transferee shall deliver to Landlord a written agreement whereby it expressly assumes Tenant's obligations hereunder; however, any transferee of less than all of the space in the Premises shall be liable only for obligations under this Lease that are properly allocable to the space subject to the Transfer for the period of the Transfer. No Transfer shall release Tenant from its obligations under this Lease, but rather Tenant and its transferee shall be jointly and severally liable therefor. Landlord's consent to any Transfer shall not waive Landlord's rights as to any subsequent Transfers and no subtenant of any portion of the Premises shall be permitted to further sublease any portion of its subleased space. If an Event of Default occurs while the Premises or any part thereof are subject to a Transfer, then Landlord, in addition to its other remedies, may collect directly from such transferee all rents becoming due to Tenant and apply such rents against Rent. Tenant authorizes its transferees to make payments of rent directly to Landlord upon receipt of notice from Landlord to do so following the occurrence of an Event of Default hereunder. Tenant shall pay for the cost of any demising walls or other improvements necessitated by a proposed subletting or assignment.

                  10.5 Attornment by Subtenants. Each sublease by Tenant here-under shall be subject and subordinate to this Lease and to the matters to which this Lease is or shall be subordinate, and each subtenant by entering into a sublease is deemed to have agreed that in the event of termination, re-entry or dispossession by Landlord under this Lease, Landlord may, at its option, take over all of the right, title and interest of Tenant, as sublandlord, under such sublease, and such subtenant shall, at Landlord's option, attorn to Landlord pursuant to the then executory provisions of such sublease, except that Landlord shall not be (1) liable for any previous act or omission of Tenant under such sublease, (2) subject to any counterclaim, offset or defense that such subtenant might have against Tenant, (3) bound by any previous modification of such sublease not approved by Landlord in writing or by any rent or additional rent or advance rent which such subtenant might have paid for more than the current month to Tenant, and all such rent shall remain due and owing, notwithstanding such advance payment, (4) bound by any security or advance rental deposit made by such subtenant which is not delivered or paid over to Landlord and with respect to which such subtenant shall look solely to Tenant for refund or reimbursement, or (5) obligated to perform any work in the subleased space or to prepare it for occupancy, and in connection with such attornment, the subtenant shall execute and deliver to Landlord any instruments Landlord may reasonably request to evidence and confirm such attornment. Each subtenant or licensee of Tenant shall be deemed, automatically upon and as a condition of its occupying or using the Premises or any part thereof, to have agreed to be bound by the terms and conditions set forth in this Section 10.5. The provisions of this
Section 10.5 shall be self-operative, and no further instrument shall be required to give effect to this provision.

                  10.6 Cancellation. Landlord may, within 30 days after sub-mission of Tenant's written request for Landlord's consent to an assignment or subletting, cancel this Lease as to the portion of the Premises proposed to be sublet or assigned as of the date the proposed Transfer is to be effective. If Landlord cancels this Lease as to any portion of the Premises, then this Lease shall cease for such portion of the Premises and Tenant shall pay to Landlord all Rent accrued through the cancellation date relating to the portion of the Premises covered by the proposed Transfer. Thereafter, Landlord may lease such portion of the Premises to the prospective transferee (or to any other person) without liability to Tenant. Notwithstanding the foregoing, if Landlord provides written notification to Tenant of its election to cancel this Lease as to any portion of the Premises as provided above, Tenant may rescind its proposed assignment or subletting of the Premises by notifying Landlord in writing within three business days following Landlord's written cancellation notice.

                  10.7 Additional Compensation. While no Event of Default exists, Tenant shall pay to Landlord, immediately upon receipt thereof, fifty percent (50%) of the excess of (1) all compensation received by Tenant for a Transfer less the actual out-of-pocket costs reasonably incurred by Tenant with unaffiliated third parties (i.e., brokerage commissions and tenant finish work) in connection with such Transfer (such costs shall be amortized on a straight-line basis over the term of the Transfer in question) over (2) the Rent allocable to the portion of the Premises covered thereby. While any Event of Default exists, Tenant shall pay to Landlord, immediately upon receipt thereof, one hundred percent (100%) of the excess of (A) all compensation received by Tenant for a Transfer over (B) the Rent allocable to the portion of the Premises covered thereby.

                  10.8 Permitted Transfers. Notwithstanding Section 10.1, Tenant may Transfer all or part of its interest in this Lease or all or part of the Premises (a "Permitted Transfer") to the following types of entities (a "Permitted Transferee") without the written consent of Landlord:

860209V.2 CHA792/16000                 10                          CHATEAU PLAZA
                                                            2515 MCKINNEY AVENUE
                                                                   DALLAS, TEXAS

                          10.8.1   an Affiliate of Tenant;

                          10.8.2   any corporation, limited partnership, limited
liability partnership, limited liability company or other business entity in which or with which Tenant, or its corporate successors or assigns, is merged or consolidated, in accordance with applicable statutory provisions governing merger and consolidation of business entities, so long as (1) Tenant's obligations hereunder are assumed by the entity surviving such merger or created by such consolidation; and (2) the Tangible Net Worth of the surviving or created entity is not less than the Tangible Net Worth of Tenant as of the date hereof; or

                          10.8.3   any corporation, limited partnership, limited
liability partnership, limited liability company or other business entity acquiring all or substantially all of Tenant's assets, so long as (1) Tenant's obligations hereunder are assumed by the entity acquiring such assets; and (2) such entity's Tangible Net Worth after such acquisition is not less than the Tangible Net Worth of Tenant as of the date hereof.

Tenant shall promptly notify Landlord of any such Permitted Transfer. Tenant shall remain liable for the performance of all of the obligations of Tenant hereunder, or if Tenant no longer exists because of a merger, consolidation, or acquisition, the surviving or acquiring entity shall expressly assume in writing the obligations of Tenant hereunder. Additionally, the Permitted Transferee shall comply with all of the terms and conditions of this Lease, including the Permitted Use, and the use of the Premises by the Permitted Transferee may not violate any other agreements affecting the Premises or the Project, Landlord or other tenants of the Project. No later than ten days after the effective date of any Permitted Transfer, Tenant agrees to furnish Landlord with (A) copies of the instrument effecting any of the foregoing Transfers, (B) documentation establishing Tenant's satisfaction of the requirements set forth above applicable to any such Transfer, and (C) evidence of insurance as required under this Lease with respect to the Permitted Transferee. The occurrence of a Permitted Transfer shall not waive Landlord's rights as to any subsequent Transfers. "Tangible Net Worth" means the excess of total assets over total liabilities, in each case as determined in accordance with generally accepted accounting principles consistently applied ("GAAP"), excluding, however, from the determination of total assets all assets which would be classified as intangible assets under GAAP including goodwill, licenses, patents, trademarks, trade names, copyrights, and franchises. Any subsequent Transfer by a Permitted Transferee shall be subject to the terms of this Section 10.

         11.      Insurance; Waivers; Subrogation; Indemnity.

                  11.1 Tenant's Insurance. Effective as of the earlier of (1) the date Tenant enters or occupies the Premises, or (2) the Commencement Date, and continuing throughout the Term, Tenant shall maintain the following insurance policies: (A) commercial general liability insurance (including property damage, bodily injury and personal injury coverage) in amounts of $1,000,000 per occurrence in primary coverage, with an additional $3,000,000 in umbrella coverage or, following the expiration of the initial Term, such other amounts as Landlord may from time to time reasonably require (and, if the use and occupancy of the Premises include any activity or matter that is or may be excluded from coverage under a commercial general liability policy [e.g., the sale, service or consumption of alcoholic beverages], Tenant shall obtain such endorsements to the commercial general liability policy or otherwise obtain insurance to insure all liability arising from such activity or matter [including liquor liability, if applicable] in such amounts as Landlord may reasonably require), insuring Tenant (and naming as additional insureds Landlord, Landlord's property management company, Landlord's asset management company and, if requested in writing by Landlord, Landlord's Mortgagee), against all liability for injury to or death of a person or persons or damage to property arising from the use and occupancy of the Premises and (without implying any consent by Landlord to the installation thereof) the installation, operation, maintenance, repair or removal of Tenant's Off-Premises Equipment,
(B) cause of loss-special risk form (formerly "all-risk") insurance (including, but not limited to, sprinkler leakage, ordinance and law, sewer back-up, flood, earthquake, windstorm and collapse coverage) covering the full value of all alterations and improvements and betterments in the Premises, naming Landlord and Landlord's Mortgagee as additional loss payees as their interests may appear, (C) cause of loss-special risk form (formerly "all-risk") insurance covering the full value of all furniture, trade fixtures and personal property (including property of Tenant or others) in the Premises or otherwise placed in the Project by or on behalf of a Tenant Party (including Tenant's Off-Premises Equipment), (D) contractual liability insurance sufficient to cover Tenant's

860209V.2 CHA792/16000                  11                         CHATEAU PLAZA
                                                            2515 MCKINNEY AVENUE
                                                                   DALLAS, TEXAS

Tenant's indemnity obligations hereunder (but only if such contractual liability insurance is not already included in Tenant's commercial general liability insurance policy), (E) commercial auto liability insurance (if applicable) covering automobiles owned, hired or used by Tenant in carrying on its business with limits not less than $1,000,000 combined single limit for each accident, insuring Tenant (and naming as additional insureds Landlord, Landlord's property management company, Landlord's asset management company and, if requested in writing by Landlord, Landlord's Mortgagee), (F) worker's compensation insurance, and (G) business interruption insurance in an amount equal to or greater than 12 months of Tenant's actual, sustained probable loss. Notwithstanding the foregoing, and provided that Tenant provides Landlord with sufficient evidence that Tenant's Tangible Net Worth equals or exceeds 150% of the Basic Rent obligations hereunder at all times during the Term, Tenant may elect to self-insure for the risks that would be covered under the business interruption insurance required under Section 11.1(2)(G) above. Any insurance required to be maintained by Tenant may be taken out under a blanket insurance policy or policies covering other premises, property or insureds in addition to the Premises and Tenant, provided the commercial general liability and umbrella coverages are on a per location aggregate basis (or contain a per location aggregate endorsement) and such blanket policy or policies otherwise comply with this Section 11.1. Tenant's insurance (or self-insurance) shall provide primary coverage to Landlord when any policy issued to Landlord provides duplicate or similar coverage, and in such circumstance Landlord's policy will be excess over Tenant's policy. Tenant shall furnish to Landlord certificates of such insurance and such other evidence satisfactory to Landlord of the maintenance of all insurance coverages required hereunder at least ten days prior to the earlier of the Commencement Date or the date Tenant enters or occupies the Premises (in any event, within ten days of the effective date of coverage), and at least 15 days prior to each renewal of said insurance, and Tenant shall obtain a written obligation on the part of each insurance company to notify Landlord at least 30 days before cancellation or a material change of any such insurance policies. All such insurance policies shall be in form reasonably satisfactory to Landlord and issued by companies with an A.M. Best rating of A+:VII or better. However, no review or approval of any insurance certificate or policy by Landlord shall derogate from or diminish Landlord's rights or Tenant's obligations hereunder. If Tenant fails to comply with the foregoing insurance requirements or to deliver to Landlord the certificates or evidence of coverage required herein, Landlord, in addition to any other remedy available pursuant to this Lease or otherwise, may, but shall not be obligated to, obtain such insurance and Tenant shall pay to Landlord on demand the premium costs thereof, plus an administrative fee of 15% of such cost.

                  11.2 Landlord's Insurance. Throughout the Term of this Lease, Landlord shall maintain, as a minimum, the following insurance policies: (1) property insurance for the Building's replacement value (excluding property required to be insured by Tenant), less a commercially-reasonable deductible if Landlord so chooses, and (2) commercial general liability insurance in an amount of not less than $3,000,000. Landlord may, but is not obligated to, maintain such other insurance and additional coverages as it may deem necessary. The cost of all insurance carried by Landlord with respect to the Project shall be included in Operating Costs. The foregoing insurance policies and any other insurance carried by Landlord shall be for the sole benefit of Landlord and under Landlord's sole control, and Tenant shall have no right or claim to any proceeds thereof or any other rights thereunder. Any insurance required to be maintained by Landlord may be taken out under a blanket insurance policy or policies covering other buildings, property or insureds in addition to the Building and Landlord. In such event, the costs of any such blanket insurance policy or policies shall be reasonably allocated to the Project and the other properties covered by such policy or policies as reasonably determined by Landlord and included as part of Operating Costs. Notwithstanding anything in this Lease to the contrary, Landlord's indemnity obligations under this Lease shall be limited to the extent any such claim is insured against under the terms of any insurance policy maintained by Landlord (or is required to be maintained by Landlord under the terms of this Lease).

                  11.3 No Subrogation; Waiver of Property Claims. Landlord and Tenant each waives any claim it might have against the other for any damage to or theft, destruction, loss, or loss of use of any property, to the extent the same is insured against (or permitted to be self-insured against) under any insurance policy of the types described in this Section 11 that covers the Project, the Premises, Landlord's or Tenant's fixtures, personal property, leasehold improvements, or business, or is required to be insured against under the terms hereof, regardless of whether the negligence of the other party caused such Loss (defined below). Additionally, Tenant waives any claim it may have against Landlord for any Loss to the extent such Loss is caused by a terrorist act. Each party shall cause its insurance carrier to endorse all applicable policies waiving the carrier's rights of recovery under subrogation or otherwise against the other party. Notwithstanding any provision in this Lease to the contrary, Landlord, its agents, employees and contractors shall not be liable to Tenant or to any party claiming by, through or under Tenant for (and Tenant hereby releases Landlord and its servants, agents, contractors, employees and

860209V.2 CHA792/16000                   12                        CHATEAU PLAZA
                                                            2515 MCKINNEY AVENUE
                                                                   DALLAS, TEXAS
invitees from any claim or responsibility for) any damage to or destruction, loss, or loss of use, or theft of any property of any Tenant Party located in or about the Project, caused by casualty, theft, fire, third parties or any other matter or cause, regardless of whether the negligence of any party caused such loss in whole or in part. Tenant acknowledges that Landlord shall not carry insurance on, and shall not be responsible for damage to, any property of any Tenant Party located in or about the Project.

                  11.4 Indemnity. Subject to Section 11.3, Tenant shall defend, indemnify, and hold harmless Landlord and its representatives and agents from and against all claims, demands, liabilities, causes of action, suits, judgments, damages, and expenses (including reasonable attorneys' fees) arising from any injury to or death of any person or the damage to or theft, destruction, loss, or loss of use of, any property or inconvenience (a "Loss")
(1) occurring in or on the Project (other than within the Premises) to the extent caused by the negligence or willful misconduct of any Tenant Party, (2) occurring in the Premises, or (3) arising out of the installation, operation, maintenance, repair or removal of any property of any Tenant Party located in or about the Project, including Tenant's Off-Premises Equipment. It being agreed that clauses (2) and (3) of this indemnity are intended to indemnify Landlord and its agents against the consequences of their own negligence or fault, even when Landlord or its agents are jointly, comparatively, contributively, or concurrently negligent with Tenant, and even though any such claim, cause of action or suit is based upon or alleged to be based upon the strict liability of Landlord or its agents; however, such indemnity shall not apply to the sole or gross negligence or willful misconduct of Landlord and its agents. Subject to
Section 11.3, Landlord shall defend, indemnify, and hold harmless Tenant and its agents from and against all claims, demands, liabilities, causes of action, suits, judgments, damages, and expenses (including reasonable attorneys' fees) for any Loss arising from any occurrence in or on the Building's common areas to the extent caused by the negligence or willful misconduct of Landlord or its agents. The indemnities set forth in this Lease shall survive termination or expiration of this Lease and shall not terminate or be waived, diminished or affected in any manner by any abatement or apportionment of Rent under any provision of this Lease. If any proceeding is filed for which indemnity is required hereunder, the indemnifying party agrees, upon request therefor, to defend the indemnified party in such proceeding at its sole cost utilizing counsel satisfactory to the indemnified party.

         12.      Subordination; Attornment; Notice to Landlord's Mortgagee.

                  12.1 Subordination. This Lease shall be subordinate to any deed of trust, mortgage, or other security instrument (each, a "Mortgage"), or any ground lease, master lease, or primary lease (each, a "Primary Lease"), that now or hereafter covers all or any part of the Premises (the mortgagee under any such Mortgage, beneficiary under any such deed of trust, or the lessor under any such Primary Lease is referred to herein as a "Landlord's Mortgagee"). Any Landlord's Mortgagee may elect, at any time, unilaterally, to make this Lease superior to its Mortgage, Primary Lease, or other interest in the Premises by so notifying Tenant in writing. The provisions of this Section shall be self-operative and no further instrument of subordination shall be required; however, in confirmation of such subordination, Tenant shall execute and return to Landlord (or such other party designated by Landlord) within ten days after written request therefor such documentation, in recordable form if required, as a Landlord's Mortgagee may reasonably request to evidence the subordination of this Lease to such Landlord's Mortgagee's Mortgage or Primary Lease (including a subordination, non-disturbance and attornment agreement) or, if the Landlord's Mortgagee so elects, the subordination of such Landlord's Mortgagee's Mortgage or Primary Lease to this Lease.

                  12.2 Attornment. Tenant shall attorn to any party succeeding to Landlord's interest in the Premises, whether by purchase, foreclosure, deed in lieu of foreclosure, power of sale, termination of lease, or otherwise, upon such party's request, and shall execute such agreements confirming such attornment as such party may reasonably request.

                  12.3 Notice to Landlord's Mortgagee. Tenant shall not seek to enforce any remedy it may have for any default on the part of Landlord without first giving written notice by certified mail, return receipt requested, specifying the default in reasonable detail, to any Landlord's Mortgagee whose address has been given to Tenant, and affording such Landlord's Mortgagee a reasonable opportunity to perform Landlord's obligations hereunder.



860209V.2 CHA792/16000                    13                       CHATEAU PLAZA
                                                            2515 MCKINNEY AVENUE
                                                                   DALLAS, TEXAS

                  12.4 Landlord's Mortgagee's Protection Provisions. If Land -lord's Mortgagee shall succeed to the interest of Landlord under this Lease, Landlord's Mortgagee shall not be: (1) liable for any act or omission of any prior lessor (including Landlord); (2) bound by any rent or additional rent or advance rent which Tenant might have paid for more than the current month to any prior lessor (including Landlord), and all such rent shall remain due and owing, notwithstanding such advance payment; (3) bound by any security or advance rental deposit made by Tenant which is not delivered or paid over to Landlord's Mortgagee and with respect to which Tenant shall look solely to Landlord for refund or reimbursement; (4) bound by any termination, amendment or modification of this Lease made without Landlord's Mortgagee's consent and written approval, except for those terminations, amendments and modifications permitted to be made by Landlord without Landlord's Mortgagee's consent pursuant to the terms of the loan documents between Landlord and Landlord's Mortgagee; (5) subject to the defenses which Tenant might have against any prior lessor (including Landlord); and (6) subject to the offsets which Tenant might have against any prior lessor (including Landlord) except for those offset rights which (A) are expressly provided in this Lease, (B) relate to periods of time following the acquisition of the Building by Landlord's Mortgagee, and (C) Tenant has provided written notice to Landlord's Mortgagee and provided Landlord's Mortgagee a reasonable opportunity to cure the event giving rise to such offset event. Landlord's Mortgagee shall have no liability or responsibility under or pursuant to the terms of this Lease or otherwise after it ceases to own fee simple title to the Project. Nothing in this Lease shall be construed to require Landlord's Mortgagee to see to the application of the proceeds of any loan, and Tenant's agreements set forth herein shall not be impaired on account of any modification of the documents evidencing and securing any loan.

                  12.5 Modification of Lease. If any Landlord's Mortgagee requires a modification of this Lease, which modification will not cause an increased cost or expense to Tenant or in any other way materially and adversely change the rights and obligations of Tenant hereunder, Tenant agrees that this Lease may be so modified and agrees to execute whatever documents are reasonably required therefor and to deliver the same to Landlord within ten business days following a request therefor. At the request of Landlord or any Landlord's Mortgagee, Tenant agrees to execute a short form of this Lease and deliver the same to Landlord within ten business days following the request therefor.

         13. Rules and Regulations. Tenant shall comply with the rules and regulations of the Project which are attached hereto as Exhibit C. Landlord may, from time to time, change such rules and regulations for the safety, care, or cleanliness of the Project and related facilities, provided that such changes are generally applicable to all tenants of the Project whose leases require such compliance, will not unreasonably interfere with Tenant's use of the Premises and are enforced by Landlord in a non-discriminatory manner among all tenants whose leases require such compliance. Tenant shall be responsible for the compliance or noncompliance with such rules and regulations by each Tenant Party. Notwithstanding anything to the contrary contained herein, in the event of any conflict between any subsequent changes or modifications to the rules and regulations attached hereto as Exhibit C and the terms and conditions of this Lease, the terms and conditions of this Lease shall control.

         14.      Condemnation.

                  14.1 Total Taking. If the entire Building or Premises are taken by right of eminent domain or conveyed in lieu thereof (a "Taking"), this Lease shall terminate as of the date of the Taking.

                  14.2 Partial Taking - Tenant's Rights. If any part of the Building becomes subject to a Taking and such Taking will prevent Tenant from conducting on a permanent basis its business in the Premises in a manner reasonably comparable to that conducted immediately before such Taking, then Tenant may terminate this Lease as of the date of such Taking by giving written notice to Landlord within 30 days after the Taking, and Basic Rent and Additional Rent shall be apportioned as of the date of such Taking. If Tenant does not terminate this Lease, then Basic Rent and Additional Rent shall be abated on a reasonable basis as to that portion of the Premises rendered untenantable by the Taking.

                  14.3 Partial Taking - Landlord's Rights. If any material portion, but less than all, of the Building or Project becomes subject to a Taking, or if Landlord is required to pay any of the proceeds arising from a Taking to a Landlord's Mortgagee, then Landlord may terminate this Lease by delivering written notice thereof to Tenant within 30 days after such Taking, and Basic Rent and Additional Rent shall be apportioned as of the date of


860209V.2 CHA792/16000                  14                         CHATEAU PLAZA
                                                            2515 MCKINNEY AVENUE
                                                                   DALLAS, TEXAS
such Taking. If Landlord does not so terminate this Lease, then this Lease will continue, but if any portion of the Premises has been taken, Basic Rent and Additional Rent shall abate as provided in the last sentence of Section 14.2.

                  14.4 Award. If any Taking occurs, then Landlord shall receive the entire award or other compensation for the Project and other improvements taken; however, Tenant may separately pursue a claim (to the extent it will not reduce Landlord's award) against the condemnor for the value of Tenant's personal property which Tenant is entitled to remove under this Lease, moving costs and loss of business.

                  14.5 Restoration. In the event of any Taking of less than the whole of the Premises which does not result in a termination of this Lease, (a) Landlord, at its expense but only to the extent of the award actually received by Landlord pursuant to such Taking (after deducting any reasonable expenses incurred in connection with such Taking), shall proceed with reasonable diligence to repair, alter and restore the remaining parts of the affected Building and the Premises therein to the extent practicable, and (b) if requested by either party, Landlord and Tenant shall promptly execute an amendment to this Lease confirming the deletion from the Premises of the space subject to the Taking.

         15.      Fire or Other Casualty.

                  15.1 Repair Estimate. If the Premises or the Project are damaged by fire or other casualty (a "Casualty"), Landlord shall, within 90 days after such Casualty, deliver to Tenant a good faith estimate (the "Damage Notice") of the time needed to repair the damage caused by such Casualty.

                  15.2 Tenant's Rights. If the Premises is damaged by Casualty such that Tenant is prevented from conducting its business in the Premises in a manner reasonably comparable to that conducted immediately before such Casualty and Landlord estimates that the damage caused thereby for which Landlord is responsible to repair under this Lease pursuant to Section 15.4 below cannot be repaired within 270 days after the commencement of repairs (the "Repair Period"), then Tenant may terminate this Lease by delivering written notice to Landlord of its election to terminate within 30 days after the Damage Notice has been delivered to Tenant.

                  15.3 Landlord's Rights. If a Casualty occurs and (1) Landlord estimates that the damage cannot be repaired within the Repair Period, (2) the damage exceeds 50% of the replacement cost thereof (excluding foundations and footings), as estimated by Landlord, and such damage occurs during the last two years of the Term, (3) regardless of the extent of damage, the damage is not fully covered by Landlord's insurance policies or Landlord makes a good faith determination that restoring the damage would be uneconomical, or (4) Landlord is required to pay any insurance proceeds arising out of the Casualty to a Landlord's Mortgagee, then Landlord may terminate this Lease by giving written notice of its election to terminate within 30 days after the Damage Notice has been delivered to Tenant.

                  15.4 Repair Obligation. If neither party elects to terminate this Lease following a Casualty, then Landlord shall, within a reasonable time after such Casualty, begin to repair the Premises and shall proceed with reasonable diligence to restore the Premises to substantially the same condition as they existed immediately before such Casualty; however, Landlord shall not be required to repair or replace any improvements, alterations or betterments within the Premises (which shall be promptly and with due diligence repaired and restored by Tenant at Tenant's sole cost and expense) or any furniture, equipment, trade fixtures or personal property of Tenant or others in the Premises or the Project, and Landlord's obligation to repair or restore the Premises shall be limited to the extent of the insurance proceeds actually received by Landlord for the Casualty in question or the proceeds that Landlord would have received had Landlord carried the insurance required to be maintained by Landlord under Section 11.2. If this Lease is terminated under the provisions of this Section 15, Landlord shall be entitled to the full proceeds of the insurance policies providing coverage for all alterations, improvements and betterments in the Premises (and, if Tenant has failed to maintain insurance on such items as required by this Lease, Tenant shall pay Landlord an amount equal to the proceeds Landlord would have received had Tenant maintained insurance on such items as required by this Lease).

                  15.5 Abatement of Rent. If the Premises are damaged by Casualty, Basic Rent and Additional Rent for the portion of the Premises rendered untenantable by the damage shall be abated on a reasonable basis from the date of damage until the completion of Landlord's repairs (or until the date of termination of this

860209V.2 CHA792/16000                    15                       CHATEAU PLAZA
                                                            2515 MCKINNEY AVENUE
                                                                   DALLAS, TEXAS

Lease by Landlord or Tenant as provided above, as the case may be), unless a Tenant Party caused such damage, in which case, Tenant shall continue to pay Basic Rent and Additional Rent without abatement.

         16. Personal Property Taxes. Tenant shall be liable for, and shall pay prior to delinquency, all taxes levied or assessed against personal property, furniture, fixtures, betterments, improvements, and alterations placed by any Tenant Party in the Premises or in or on the Building or Project. If any taxes for which Tenant is liable are levied or assessed against Landlord or Landlord's property and Landlord elects to pay the same, or if the assessed value of Landlord's property is increased by inclusion of such personal property, furniture, fixtures, betterments, improvements, and alterations and Landlord elects to pay the taxes based on such increase, then Tenant shall pay to Landlord, within 30 days following written request therefor, the part of such taxes for which Tenant is primarily liable hereunder; however, Landlord shall not pay such amount if Tenant notifies Landlord that it will contest the validity or amount of such taxes before Landlord makes such payment, and thereafter diligently proceeds with such contest in accordance with Law and if the non-payment thereof does not pose a threat of loss or seizure of the Project or interest of Landlord therein or impose any fee or penalty against Landlord.

         17. Events of Default. Each of the following occurrences shall be an "Event of Default":

                  17.1 Payment Default. Tenant's failure to pay Rent within five days after Landlord has delivered written notice to Tenant that the same is due; however, an Event of Default shall occur hereunder without any obligation of Landlord to give any notice if Tenant fails to pay Rent when due and, during the 12 month interval preceding such failure, Landlord has given Tenant written notice of failure to pay Rent on one or more occasions;

                  17.2 Abandonment. Tenant (1) abandons the Premises or any substantial portion thereof or (2) vacates the Premises or a substantial portion thereof without providing written notice to Landlord at least ten business days prior to the date on which Tenant vacates the Premises or any substantial portion thereof;

                  17.3 Estoppel; Subordination; Financial Reports. Tenant fails to provide any estoppel certificate, documentation regarding the subordination of this Lease or financial reports after Landlord's written request therefor pursuant to Section 25.5, Section 12.1, and Section 25.19 respectively, and such failure shall continue for five days after Landlord's second written notice thereof to Tenant;

                  17.4 Insurance. Tenant fails to procure and maintain the insurance policies and coverages required under Section 11.1 or Tenant fails to deliver to Landlord (within two business days after Landlord's demand therefor) evidence of such insurance policies and coverages as required under Section 11.1;

                  17.5 Mechanic's Liens. Tenant fails to pay and release of record, or diligently contest and bond around, any mechanic's or construction lien filed against the Premises or the Project for any work performed, materials furnished, or obligation incurred by or at the request of a Tenant Party, within the time and in the manner required by Section 8.4;

                  17.6 Other Defaults. Tenant's failure to perform, comply with, or observe any other agreement or obligation of Tenant under this Lease and the continuance of such failure for a period of more than 30 days after Landlord has delivered to Tenant written notice thereof; however, if such failure cannot be cured within such 30-day period (thus excluding, for example, Tenant's obligation to provide Landlord evidence of Tenant's insurance coverage) and Tenant commences to cure such failure within such 30-day period and thereafter diligently pursues such cure to completion, then such failure shall not be an Event of Default unless it is not fully cured within an additional 30 days after the expiration of the 30-day period; and

                  17.7 Insolvency. The filing of a petition by or against Tenant (the term "Tenant" shall include, for the purpose of this Section 17.7, any guarantor of Tenant's obligations hereunder) (1) in any bankruptcy or other insolvency proceeding; (2) seeking any relief under any state or federal debtor relief law; (3) for the appointment of a liquidator or receiver for all or substantially all of Tenant's property or for Tenant's interest in this Lease;
(4) for the reorganization or modification of Tenant's capital structure; or (5) in any assignment for the benefit of creditors proceeding; however, if such a petition is filed against Tenant, then such filing shall not be an



860209V.2 CHA792/16000                   16                        CHATEAU PLAZA
                                                            2515 MCKINNEY AVENUE
                                                                   DALLAS, TEXAS

Event of Default unless Tenant fails to have the proceedings initiated by such petition dismissed within 90 days after the filing thereof.

         18. Remedies. Upon any Event of Default, Landlord may, in addition to all other rights and remedies afforded Landlord hereunder or by law or equity, take any one or more of the following actions:

                  18.1 Termination of Lease. Terminate this Lease by giving Tenant written notice thereof, in which event Tenant shall pay to Landlord the sum of (a) all Rent accrued hereunder through the date of termination, (b) all amounts due under Section 19.1, and (c) an amount equal to (but in no event less than zero) (1) the total Rent that Tenant would have been required to pay for the remainder of the Term discounted to present value at a per annum rate equal to the "Prime Rate" as published on the date this Lease is terminated by The Wall Street Journal in its listing of "Money Rates" minus one percent, minus (2) the then present fair rental value of the Premises for such period, similarly discounted;

                  18.2 Termination of Possession. Terminate Tenant's right to possess the Premises without terminating this Lease by giving written notice thereof to Tenant, in which event Tenant shall pay to Landlord (a) all Rent and other amounts accrued hereunder to the date of termination of possession, (b) all amounts due from time to time under Section 19.1, and (c) all Rent and other net sums required hereunder to be paid by Tenant during the remainder of the Term, diminished by any net sums thereafter received by Landlord through reletting the Premises during such period, after deducting all costs incurred by Landlord in reletting the Premises. If Landlord elects to terminate Tenant's right to possession without terminating this Lease, and to retake possession of the Premises (and Landlord shall have no duty to make such election), Landlord shall use reasonable efforts to relet the Premises as further described in
Section 19.4 below. Landlord shall not be liable for, nor shall Tenant's obligations hereunder be diminished because of, Landlord's failure to relet the Premises or to collect rent due for such reletting.Tenant shall not be entitled to the excess of any consideration obtained by reletting over the Rent due hereunder. Reentry by Landlord in the Premises shall not affect Tenant's obligations hereunder for the unexpired Term; rather, Landlord may, from time to time, bring an action against Tenant to collect amounts due by Tenant, without the necessity of Landlord's waiting until the expiration of the Term. Unless Landlord delivers written notice to Tenant expressly stating that it has elected to terminate this Lease, all actions taken by Landlord to dispossess or exclude Tenant from the Premises shall be deemed to be taken under this Section 18.2. If Landlord elects to proceed under this Section 18.2, it may at any time elect to terminate this Lease under Section 18.1;

                  18.3 Perform Acts on Behalf of Tenant. Perform any act Tenant is obligated to perform under the terms of this Lease (and enter upon the Premises in connection therewith if necessary) in Tenant's name and on Tenant's behalf, without being liable for any claim for damages therefor, and Tenant shall reimburse Landlord on demand for any expenses which Landlord may incur in thus effecting compliance with Tenant's obligations under this Lease (including, but not limited to, collection costs and legal expenses), plus interest thereon at the Default Rate;

                  18.4 Suspension of Services. Suspend any services required to be provided by Landlord hereunder without being liable for any claim for damages therefor; or

                  18.5 Alteration of Locks. Additionally, with or without notice, and to the extent permitted by Law, Landlord may alter locks or other security devices at the Premises to deprive Tenant of access thereto, and Landlord shall not be required to provide a new key or right of access to Tenant.

         19. Payment by Tenant; Non-Waiver; Cumulative Remedies; Mitigation of Damage.

                  19.1 Payment by Tenant. Upon any Event of Default, Tenant shall pay to Landlord all amounts, costs, losses and/or expenses incurred, abated or foregone by Landlord (including court costs and reasonable attorneys' fees and expenses) in (1) obtaining possession of the Premises, (2) removing, storing and/or disposing of Tenant's or any other occupant's property, (3) repairing, restoring, altering, remodeling, or otherwise putting the Premises into condition acceptable to a new tenant, (4) if Tenant is dispossessed of the Premises and this Lease is not terminated, reletting all or any part of the Premises (including brokerage commissions, cost of tenant finish work, and other costs incidental to such reletting), (5) performing Tenant's obligations which Tenant failed to perform, (6) enforcing, or advising Landlord of, its rights, remedies, and recourses arising out of the default, and (7)

860209V.2 CHA792/16000                 17                          CHATEAU PLAZA
                                                            2515 MCKINNEY AVENUE
                                                                   DALLAS, TEXAS
securing this Lease, including all commissions, allowances, reasonable attorneys' fees, and if this Lease or any amendment hereto contains any abated Rent granted by Landlord as an inducement or concession to secure this Lease or amendment hereto, the full amount of all Rent so abated (and such abated amounts shall be payable immediately by Tenant to Landlord, without any obligation by Landlord to provide written notice thereof to Tenant, and Tenant's right to any abated rent accruing following such Event of Default shall immediately terminate). To the full extent permitted by law, Landlord and Tenant agree the federal and state courts of the state in which the Premises are located shall have exclusive jurisdiction over any matter relating to or arising from this Lease and the parties' rights and obligations under this Lease.

                  19.2 No  Waiver.  Landlord's  acceptance  of Rent following an
Event of Default shall not waive Landlord's rights regarding such Event of Default. No waiver by Landlord of any violation or breach of any of the terms contained herein shall waive Landlord's rights regarding any future violation of such term. Landlord's acceptance of any partial payment of Rent shall not waive Landlord's rights with regard to the remaining portion of the Rent that is due, regardless of any endorsement or other statement on any instrument delivered in payment of Rent or any writing delivered in connection therewith; accordingly, Landlord's acceptance of a partial payment of Rent shall not constitute an accord and satisfaction of the full amount of the Rent that is due.

                  19.3 Cumulative Remedies. Any and all remedies set forth in this Lease: (1) shall be in addition to any and all other remedies Landlord may have at law or in equity, (2) shall be cumulative, and (3) may be pursued successively or concurrently as Landlord may elect. The exercise of any remedy by Landlord shall not be deemed an election of remedies or preclude Landlord from exercising any other remedies in the future. Additionally, Tenant shall defend, indemnify and hold harmless Landlord, Landlord's Mortgagee and their respective representatives and agents from and against all claims, demands, liabilities, causes of action, suits, judgments, damages and expenses (including reasonable attorneys' fees) arising from Tenant's failure to perform its obligations under this Lease.

                  19.4 Mitigation of Damage. The parties agree any duty imposed by Law on Landlord to mitigate damages after a default by Tenant under this Lease shall be satisfied in full if Landlord uses reasonable efforts to lease the Premises to another tenant (a "Substitute Tenant") in accordance with the following criteria: (1) Landlord shall have no obligation to solicit or entertain negotiations with any Substitute Tenant for the Premises until 60 days following the date upon which Landlord obtains full and complete possession of the Premises, including the relinquishment by Tenant of any claim to possession of the Premises by written notice from Tenant to Landlord; (2) Landlord shall not be obligated to lease or show the Premises on a priority basis or offer the Premises to any prospective tenant when other space in the Project is or soon will be available; (3) Landlord shall not be obligated to lease the Premises to a Substitute Tenant for less than the current fair market value of the Premises, as determined by Landlord in its sole discretion, nor will Landlord be obligated to enter into a new lease for the Premises under other terms and conditions that are unacceptable to Landlord under Landlord's then-current leasing policies; (4) Landlord shall not be obligated to enter into a lease with a Substitute Tenant:
(A) whose use would violate any restriction, covenant or requirement contained in the lease of another tenant in the Project; (B) whose use would adversely affect the reputation of the Project; (C) whose use would require any addition to or modification of the Premises or Project in order to comply with applicable Law, including building codes; (D) whose Tangible Net Worth is less than Tenant's Tangible Net Worth as of the Lease Date and who does not have, in Landlord's sole opinion, the creditworthiness to be an acceptable tenant; (E) that is a governmental entity or as otherwise prohibited by Section 9 of the Lease; or (F) that does not meet Landlord's reasonable standards for tenants of the Project or is otherwise incompatible with the character of the occupancy of the Project, as reasonably determined by Landlord; and (5) Landlord shall not be required to expend any amount of money to alter, remodel or otherwise make the Premises suitable for use by a Substitute Tenant unless: (A) Tenant pays any such amount to Landlord prior to Landlord's execution of a lease with such Substitute Tenant (which payment shall not relieve Tenant of any amount it owes Landlord as a result of Tenant's default under this Lease); or (B) Landlord, in Landlord's sole discretion, determines any such expenditure is financially prudent in connection with entering into a lease with the Substitute Tenant.

         20.  Landlord's  Lien.  In addition to any  statutory landlord's  lien,

now or hereafter enacted, Tenant grants to Landlord, to secure performance of Tenant's obligations hereunder, a security interest in all of the property situated in or upon, or used in connection with, the Premises or the Project, and all proceeds thereof (except merchandise sold in the ordinary course of business) (collectively, the "Collateral"), and the Collateral shall not be

860209V.2 CHA792/16000                 18                          CHATEAU PLAZA
                                                            2515 MCKINNEY AVENUE
                                                                   DALLAS, TEXAS
removed from the Premises or the Project without the prior written consent of Landlord until all obligations of Tenant have been fully performed. The Collateral includes specifically all furniture and all trade and other fixtures, and inventory, equipment, contract rights, accounts receivable and the proceeds thereof. For the purposes of this Section 20, there shall be a rebuttable presumption that all property located in the Premises is owned by Tenant. Upon the occurrence of an Event of Default, Landlord may, in addition to all other remedies, without notice or demand except as provided below, exercise the rights afforded to a secured party under the Uniform Commercial Code of the state in which the Premises are located (the "UCC"). To the extent the UCC requires Landlord to give to Tenant notice of any act or event and such notice cannot be validly waived before a default occurs, then five- days' prior written notice thereof shall be reasonable notice of the act or event. In order to perfect such security interest, Landlord may file any financing statement or other instrument necessary at Tenant's expense at the state and county Uniform Commercial Code filing offices. Landlord shall subordinate the security interest in the Collateral granted to Landlord under this Section 20, to Tenant's primary line of credit provider so long as such credit provider is an institutional lender unaffiliated with Tenant, and Landlord shall, at Tenant's expense, execute Landlord's standard form of subordination documentation to evidence such subordination; provided, however, such subordination shall not apply to any Collateral paid for in whole or in part by Landlord. Additionally, Landlord's security interest in the Collateral is subordinate to any existing financing statements listing Tenant as "Debtor" which are properly filed and in effect as of the Lease Date.

         21.  Surrender of Premises.  No act  by   Landlord shall  be  deemed an
acceptance of a surrender of the Premises, and no agreement to accept a surrender of the Premises shall be valid unless it is in writing and signed by Landlord. At the expiration or termination of this Lease or Tenant's right to possess the Premises, Tenant shall (a) deliver to Landlord the Premises broom-clean with all improvements located therein in good repair and condition (except for condemnation and Casualty damage not caused by Tenant, as to which Sections 14 and 15 shall control), free of any liens or encumbrances and free of Hazardous Materials placed on the Premises during the Term; (b) deliver to Landlord all keys to the Premises and all access cards to the Project; (c) remove all unattached trade fixtures, furniture, and personal property placed in the Premises or elsewhere in the Project by a Tenant Party and unattached equipment located in the Premises (but Tenant may not remove any such item which was paid for, in whole or in part, by Landlord unless Landlord requires such removal); (d) remove any and all cabling (including conduit) installed in the Premises or elsewhere in the Project by or on behalf of a Tenant Party, including all connections for such cabling, at Tenant's sole cost or, if Landlord so elects, Landlord may perform such removal at Tenant's sole cost, with the cost thereof to be paid to Landlord as Rent (Landlord will have the right, however, upon notice to Tenant, given prior to the expiration or earlier termination of the Term, to require Tenant to abandon and leave in place, without additional payment to Tenant or credit against Rent, any and all such cabling [including conduit], whether located in the Premises or elsewhere in the Project, and if Landlord so elects, Tenant covenants that such cabling shall be left in a neat and safe condition in accordance with the requirements of all applicable Laws, including the National Electric Code or any successor statute, and shall be terminated at both ends of a connector, properly labeled at each end and in each electrical closet and junction box); and (e) remove such alterations, additions, improvements, and Tenant's Off-Premises Equipment as Landlord may require; however, Tenant shall not be required to remove any addition or improvement to the Premises or the Project if Landlord has specifically agreed in writing that the improvement or addition in question need not be removed. Tenant shall repair all damage caused by the removal of the items described above. If Tenant fails to remove any of the items required to be removed by Tenant, Landlord may, at Landlord's option, (1) deem such items to have been abandoned by Tenant, the title thereof shall immediately pass to Landlord at no cost to Landlord, and such items may be appropriated, sold, stored, destroyed, or otherwise disposed of by Landlord without notice to Tenant and without any obligation to account for such items; any such disposition shall not be considered a strict foreclosure or other exercise of Landlord's rights in respect of the security interest granted hereunder or otherwise, (2) remove such items, perform any work required to be performed by Tenant hereunder, and repair all damage caused by such work, and Tenant shall reimburse Landlord on demand for any expenses which Landlord may incur in effecting compliance with Tenant's obligations hereunder (including collection costs and attorneys' fees), plus interest thereon at the Default Rate, or (3) elect any of the actions described in clauses (1) and (2) above as Landlord may elect in its sole discretion. The provisions of this Section 21 shall survive the end of the Term.

         22. Holding Over. If Tenant fails to vacate the Premises at the end of the Term, then Tenant shall be a tenant at sufferance and, in addition to all other damages and remedies to which Landlord may be entitled for such holding over, (a) Tenant shall pay, in addition to the other Rent, Basic Rent equal to the greater of (1) 150% of the Rent payable during the last month of the Term for the first 60 days, 200% thereafter, or (2) 125% of the prevailing

860209V.2 CHA792/16000                   19                        CHATEAU PLAZA
                                                            2515 MCKINNEY AVENUE
                                                                   DALLAS, TEXAS
rental rate in the Project for similar space, and (b) Tenant shall otherwise continue to be subject to all of Tenant's obligations under this Lease. The provisions of this Section 22 shall not be deemed to limit or constitute a waiver of any other rights or remedies of Landlord provided herein or at law. If Tenant fails to surrender the Premises upon the termination or expiration of this Lease, in addition to any other liabilities to Landlord accruing therefrom, Tenant shall protect, defend, indemnify and hold Landlord harmless from all loss, costs (including reasonable attorneys' fees) and liability resulting from such failure, including any claims made by any succeeding tenant founded upon such failure to surrender, and any lost profits or other consequential damages to Landlord resulting therefrom.

         23. Certain Rights Reserved by Landlord. Landlord shall have the following rights:

                  23.1 Building Operations. To decorate and to make inspections, repairs, alterations, additions, changes, or improvements, whether structural or otherwise, in and about the Project, or any part thereof; to enter upon the Premises (after giving Tenant reasonable notice thereof, which may be oral notice, except in cases of real or apparent emergency, in which case no notice shall be required) and, during the continuance of any such work, to temporarily close doors, entryways, public space, and corridors in the Building; to interrupt or temporarily suspend Building services and facilities; to change the name of the Building; and to change the arrangement and location of entrances or passageways, doors, and doorways, corridors, elevators, stairs, restrooms, or other public parts of the Building;

                  23.2 Security. To take such reasonable measures as Landlord deems advisable for the security of the Building and its occupants; evacuating the Building for cause, suspected cause, or for drill purposes; temporarily denying access to the Building; and closing the Building after normal business hours and on Sundays and holidays, subject, however, to Tenant's right to enter when the Building is closed after normal business hours under such reasonable regulations as Landlord may prescribe from time to time, which may include, by way of example but not limitation, that persons entering or leaving the Building, whether or not during normal business hours, identify themselves to a security officer by registration or otherwise and that such persons establish their right to enter or leave the Building;

                  23.3 Prospective Purchasers and Lenders. Upon reasonable prior notice (which notice may be verbal) to Tenant, to enter the Premises at all reasonable hours to show the Premises to prospective purchasers or lenders; and

                  23.4 Prospective Tenants. At any time during the last 12 months of the Term (or earlier if Tenant has notified Landlord in writing that it does not desire to renew the Term) upon reasonable prior notice (which notice may be verbal) to Tenant, or at any time following the occurrence of an Event of Default, to enter the Premises at all reasonable hours to show the Premises to prospective tenants.

In exercising the foregoing rights in this Section 23, Landlord shall use commercially reasonable efforts to minimize any interference with Tenant's occupancy of the Premises.

         24. Substitution Space. Landlord may, at Landlord's expense, relocate Tenant within the Project to space which is comparable in size, utility and condition to the Premises. If Landlord relocates Tenant, Landlord shall reimburse Tenant for Tenant's reasonable out-of-pocket expenses for moving Tenant's furniture, equipment, and supplies from the Premises to the relocation space and for reprinting Tenant's stationery of the same quality and quantity as Tenant's stationery supply on hand immediately before Landlord's notice to Tenant of the exercise of this relocation right. Upon such relocation, the relocation space shall be deemed to be the Premises and the terms of this Lease shall remain in full force and shall apply to the relocation space. No amendment or other instrument shall be necessary to effectuate the relocation contemplated by this Section; however, if requested by Landlord, Tenant shall execute an appropriate amendment document within ten business days after Landlord's written request therefor. If Tenant fails to execute such relocation amendment within such time period, or if Tenant fails to relocate within the time period stated in Landlord's relocation notice to Tenant (or, if such relocation space is not available on the date specified in Landlord's relocation notice, as soon thereafter as the relocation space becomes available and is tendered to Tenant in the condition required by this Lease), then, in addition to Landlord's other remedies set forth in this Lease, at law and/or in equity, Landlord may terminate this Lease by notifying Tenant in writing thereof at least 60 days prior to the termination date contained in Landlord's termination notice. Time is of the essence with respect to Tenant's obligations under this Section.

860209V.2 CHA792/16000                20                           CHATEAU PLAZA
                                                            2515 MCKINNEY AVENUE
                                                                   DALLAS, TEXAS

         25.      Miscellaneous.

                  25.1 Landlord Transfer. Landlord may transfer any portion of the Project and any of its rights under this Lease. If Landlord assigns its rights under this Lease, then Landlord shall thereby be released from any further obligations hereunder arising after the date of transfer, provided that the assignee assumes in writing Landlord's obligations hereunder arising from and after the transfer date.

                  25.2 Landlord's Liability.  The liability of Landlord (and its successors, partners, shareholders or members) to Tenant (or any person or entity claiming by, through or under Tenant) for any default by Landlord under the terms of this Lease or any matter relating to or arising out of the occupancy or use of the Premises and/or other areas of the Building shall be limited to Tenant's actual direct, but not consequential, damages therefor and shall be recoverable only from the amount which is equal to the lesser of (1) the interest of Landlord in the Building, or (2) the equity interest Landlord would have in the Building if the Building were encumbered by third-party debt in an amount equal to 80% of the value of the Building (as such value is determined by Landlord). Further, Landlord (and its successors, partners, shareholders or members) shall not be personally liable for any deficiency, and in no event shall any liability hereunder extend to any sales or insurance proceeds received by Landlord (or its successors, partners, shareholders or members) in connection with the Project, the Building or the Premises. Additionally, Tenant hereby waives its statutory lien under Section 91.004 of the Texas Property Code. The provisions of this Section shall survive any expiration or termination of this Lease.

                  25.3 Force Majeure. Other than for Tenant's obligations under this Lease that can be performed by the payment of money (e.g., payment of Rent and maintenance of insurance), whenever a period of time is herein prescribed for action to be taken by either party hereto, such party shall not be liable or responsible for, and there shall be excluded from the computation of any such period of time, any delays due to strikes, riots, acts of God, shortages of labor or materials, war, terrorist acts or activities, governmental laws, regulations, or restrictions, or any other causes of any kind whatsoever which are beyond the control of such party.

                  25.4 Brokerage. Neither Landlord nor Tenant has dealt with any broker or agent in connection with the negotiation or execution of this Lease, other than Stream Realty Brokerage LLC and Altschuler and Company, whose commissions shall be paid by Landlord pursuant to separate written agreements. Tenant and Landlord shall each indemnify the other against all costs, expenses, attorneys' fees, liens and other liability for commissions or other compensation claimed by any other broker or agent claiming the same by, through, or under the indemnifying party.

                  25.5 Estoppel Certificates. From time to time, Tenant shall furnish to any party designated by Landlord, within ten days after Landlord has made a request therefor, a certificate signed by Tenant confirming and containing such factual certifications and representations as to this Lease as Landlord may reasonably request. Unless otherwise required by Landlord's Mortgagee or a prospective purchaser or mortgagee of the Project, the initial form of estoppel certificate to be signed by Tenant is attached hereto as Exhibit F; provided, however, such form may be amended or modified to the extent any of the certifications or representations contained therein are not true as of the date Tenant executes the same. If Tenant does not deliver to Landlord the certificate signed by Tenant within such required time period, Landlord, Landlord's Mortgagee and any prospective purchaser or mortgagee, may conclusively presume and rely upon the following facts: (1) this Lease is in full force and effect; (2) the terms and provisions of this Lease have not been changed except as otherwise represented by Landlord; (3) not more than one monthly installment of Basic Rent and other charges have been paid in advance;
(4) there are no claims against Landlord nor any defenses or rights of offset against collection of Rent or other charges; and (5) Landlord is not in default under this Lease. In such event, Tenant shall be estopped from denying the truth of the presumed facts.

                  25.6 Notices. All notices and other communications given pursuant to this Lease shall be in writing and shall be (1) mailed by first class, United States Mail, postage prepaid, certified, with return receipt requested, and addressed to the parties hereto at the address specified in the Basic Lease Information, (2) hand- delivered to the intended addressee, (3) sent by a nationally recognized overnight courier service, or (4) sent by facsimile transmission during normal business hours followed by a confirmatory letter sent in another manner permitted hereunder. All notices shall be effective upon delivery (which, in the case of delivery by facsimile transmission, shall be deemed to occur at the time of delivery indicated on the electronic confirmation of the facsimile so long as the confirmatory letter referenced above is sent) to the address of the addressee (even if such

860209V.2 CHA792/16000               21                            CHATEAU PLAZA
                                                            2515 MCKINNEY AVENUE
                                                                   DALLAS, TEXAS
addressee refuses delivery thereof). The parties hereto may change their addresses by giving notice thereof to the other in conformity with this provision.

                  25.7 Separability. If any clause or provision of this Lease is illegal, invalid, or unenforceable under present or future laws, then the remainder of this Lease shall not be affected thereby and in lieu of such clause or provision, there shall be added as a part of this Lease a clause or provision as similar in terms to such illegal, invalid, or unenforceable clause or provision as may be possible and be legal, valid, and enforceable.

                  25.8   Amendments;   Binding   Effect;  No Electronic Records.
This Lease may not be amended except by instrument in writing signed by Landlord and Tenant. No provision of this Lease shall be deemed to have been waived by Landlord unless such waiver is in writing signed by Landlord, and no custom or practice which may evolve between the parties in the administration of the terms hereof shall waive or diminish the right of Landlord to insist upon the performance by Tenant in strict accordance with the terms hereof. Landlord and Tenant hereby agree not to conduct the transactions or communications contemplated by this Lease by electronic means, except by facsimile transmission as specifically set forth in Section 25.6 or electronic signatures as specifically set forth in Section 25.9; nor shall the use of the phrase "in writing" or the word "written" be construed to include electronic communications except by facsimile transmissions as specifically set forth in Section 25.6 and other electronic signatures as specifically set forth in Section 25.9. The terms and conditions contained in this Lease shall inure to the benefit of and be binding upon the parties hereto, and upon their respective successors in interest and legal representatives, except as otherwise herein expressly provided. This Lease is for the sole benefit of Landlord and Tenant, and, other than Landlord's Mortgagee, no third party shall be deemed a third party beneficiary hereof.

                  25.9 Counterparts. This Lease (and amendments to this Lease) may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of such counterparts shall constitute one document. To facilitate execution of this Lease, the parties may execute and exchange, by telephone facsimile or electronic mail PDF, counterparts of the signature pages. Signature pages may be detached from the counterparts and attached to a single copy of this Lease to physically form one document.

                  25.10 Quiet Enjoyment. Provided Tenant has performed all of its obligations hereunder, Tenant shall peaceably and quietly hold and enjoy the Premises for the Term, without hindrance from Landlord or any party claiming by, through, or under Landlord, but not otherwise, subject to the terms and conditions of this Lease and all matters of record as of the date of this Lease which are applicable to the Premises.

                  25.11 No Merger. There shall be no merger of the leasehold estate hereby created with the fee estate in the Premises or any part thereof if the same person acquires or holds, directly or indirectly, this Lease or any interest in this Lease and the fee estate in the leasehold Premises or any interest in such fee estate.

                  25.12 No Offer. The submission of this Lease to Tenant shall not be construed as an offer, and Tenant shall not have any rights under this Lease unless Landlord executes a copy of this Lease and delivers it to Tenant.

                  25.13 Entire Agreement. This Lease constitutes the entire agreement between Landlord and Tenant regarding the subject matter hereof and supersedes all oral statements and prior writings relating thereto. Except for those set forth in this Lease, no representations, warranties, or agreements have been made by Landlord or Tenant to the other with respect to this Lease or the obligations of Landlord or Tenant in connection therewith. Except as otherwise provided herein, no subsequent alteration, amendment, change or addition to this Lease shall be binding unless in writing and signed by Landlord and Tenant. The normal rule of construction that any ambiguities be resolved against the drafting party shall not apply to the interpretation of this Lease or any exhibits or amendments hereto.

                  25.14 Waiver of Jury Trial. TO THE MAXIMUM EXTENT PERMITTED BY LAW, TENANT (ON BEHALF OF ITSELF AND ITS RESPECTIVE SUCCESSORS, ASSIGNS AND SUBTENANTS) AND LANDLORD EACH, AFTER CONSULTATION WITH COUNSEL, KNOWINGLY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY LITIGATION OR TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE ARISING OUT OF OR WITH RESPECT TO THIS LEASE OR ANY OTHER INSTRUMENT,

860209V.2 CHA792/16000                22                           CHATEAU PLAZA
                                                            2515 MCKINNEY AVENUE
                                                                   DALLAS, TEXAS

DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED HERETO.

                  25.15 Governing Law. This Lease shall be governed by and construed in accordance with the laws of the state in which the Premises are located.

                  25.16 Recording. Tenant shall not record this Lease or any memorandum of this Lease without the prior written consent of Landlord, which consent may be withheld or denied in the sole and absolute discretion of Landlord, and any recordation by Tenant shall be a material breach of this Lease. Tenant grants to Landlord a power of attorney to execute and record a release releasing any such recorded instrument of record that was recorded without the prior written consent of Landlord.

                  25.17 Water or Mold Notification. To the extent Tenant or its agents or employees discover any water leakage, water damage or mold in or about the Premises or Project, Tenant shall promptly notify Landlord thereof in writing.

                  25.18 Joint and Several Liability. If Tenant consists of more than one party, each such party shall be jointly and severally liable for Tenant's obligations under this Lease. All unperformed obligations of Tenant hereunder not fully performed at the end of the Term shall survive the end of the Term, including payment obligations with respect to Rent and all obligations concerning the condition and repair of the Premises.

                  25.19 Financial Reports. If Tenant is an entity that is domiciled in the United States of America, and whose securities are funded through a public securities exchange subject to regulation by the United States of America publicly traded over exchanges based in the United States and whose financial statements are readily available, the terms of this Section 25.19 shall not apply. Otherwise, within 15 days after Landlord's request, Tenant will furnish Tenant's most recent audited financial statements (including any notes to them) to Landlord, or, if no such audited statements have been prepared, such other financial statements (and notes to them) as may have been prepared by an independent certified public accountant or, failing those, Tenant's internally prepared financial statements. Tenant will discuss its financial statements with Landlord and, following the occurrence of an Event of Default hereunder, will give Landlord access to Tenant's books and records in order to enable Landlord to verify the financial statements. Landlord will not disclose any aspect of Tenant's financial statements that Tenant designates to Landlord as confidential except (1) to Landlord's Mortgagee or prospective mortgagees or purchasers of the Building, (2) in litigation between Landlord and Tenant, and/or (3) if required by Law or court order. Tenant shall not be required to deliver the financial statements required under this Section 25.19 more than once in any 12-month period unless requested by Landlord's Mortgagee or a prospective buyer or lender of the Building or an Event of Default occurs.

                  25.20 Landlord's Fees. Whenever Tenant requests Landlord to take any action not required of Landlord hereunder or give any consent required or permitted under this Lease, Tenant will reimburse Landlord for Landlord's reasonable, out-of-pocket costs payable to third parties and incurred by Landlord in reviewing the proposed action or consent, including reasonable engineers' or architects' fees and reasonable attorneys' fees (including amounts allocated by Landlord to Landlord's in-house counsel as well as fees and expenses charged by outside counsel engaged by Landlord), within 30 days after Landlord's delivery to Tenant of a statement of such costs. Tenant will be obligated to make such reimbursement without regard to whether Landlord consents to any such proposed action. If Landlord reasonably believes the out-of-pocket costs payable to third parties to be incurred by Landlord in reviewing the proposed action or consent will exceed $2,500, Landlord will first notify Tenant of such cost estimate before proceeding with such third-party expenses. Landlord shall not have any obligation to review such proposed action or consent until Tenant has consented to such additional costs and expenses in writing, and if Tenant fails to consent to such additional costs and expenses within five business days after Landlord's written notification to Tenant thereof, Tenant shall be deemed to have rescinded its request for such action or consent.

                  25.21 Telecommunications. Tenant and its telecommunications companies, including local exchange telecommunications companies and alternative access vendor services companies, shall have no right of access to and within the Building, for the installation and operation of telecommunications systems, including voice, video, data, Internet, and any other services provided over wire, fiber optic, microwave, wireless, and any other

860209V.2 CHA792/16000                 23                          CHATEAU PLAZA
                                                            2515 MCKINNEY AVENUE
                                                                   DALLAS, TEXAS
transmission systems ("Telecommunications Services"), for part or all of Tenant's telecommunications within the Building and from the Building to any other location unless Landlord has previously reviewed and approved all plans, specifications and contracts pertaining to telecommunication service entry points, and any documents to which Landlord is a party or which may encumber the Project, which consent will not be unreasonably withheld. All providers of Telecommunications Services shall be required to comply with the rules and regulations of the Project, applicable Laws and Landlord's policies and practices for the Project, and shall be required, at Landlord's election, to enter into a license agreement with Landlord to confirm and approve items such as, without limitation, the proposed location (and labeling requirements) of wiring, cabling, fiber lines, points of demarcation, entry into the Project, insurance requirements and the like. Tenant acknowledges that Landlord shall not be required to provide or arrange for any Telecommunications Services and that Landlord shall have no liability to any Tenant Party in connection with the installation, operation or maintenance of Telecommunications Services or any equipment or facilities relating thereto. Tenant, at its cost and for its own account, shall be solely responsible for obtaining all Telecommunications Services. However, nothing in this Section 25.21 shall prohibit Tenant's employees from accessing areas solely within the Premises that do not contain any equipment serving other tenants of the Project or the Building's Systems.

                  25.22 Confidentiality. Tenant acknowledges that the terms and conditions of this Lease are to remain confidential for Landlord's benefit, and may not be disclosed by Tenant to anyone, by any manner or means, directly or indirectly, without Landlord's prior written consent; however, Tenant may disclose the terms and conditions of this Lease to its attorneys, accountants, employees and existing or prospective financial partners, or if required by Law or court order, provided all parties to whom Tenant is permitted hereunder to disclose such terms and conditions are advised by Tenant of the confidential nature of such terms and conditions and agree to maintain the confidentiality thereof (in each case, prior to disclosure). Tenant shall be liable for any disclosures made in violation of this Section by Tenant or by any entity or individual to whom the terms of and conditions of this Lease were disclosed or made available by Tenant. The consent by Landlord to any disclosures shall not be deemed to be a waiver on the part of Landlord of any prohibition against any future disclosure.

                  25.23 Authority. Tenant (if a corporation, partnership or other business entity) hereby represents and warrants to Landlord that Tenant is and will remain during the Term a duly formed and existing entity qualified to do business in the state in which the Premises are located, that Tenant has full right and authority to execute and deliver this Lease, and that each person signing on behalf of Tenant is authorized to do so, and that Tenant's organizational identification number assigned by the Florida Secretary of State is P10000006385. Landlord hereby represents and warrants to Tenant that Landlord is a duly formed and existing entity qualified to do business in the state in which the Premises are located, that Landlord has full right and authority to execute and deliver this Lease, and that each person signing on behalf of Landlord is authorized to do so.

                  25.24 Hazardous Materials. The term "Hazardous Materials" means any substance, material, or waste which is now or hereafter classified or considered to be hazardous, toxic, or dangerous under any Law relating to pollution or the protection or regulation of human health, natural resources or the environment, or poses or threatens to pose a hazard to the health or safety of persons on the Premises or in the Project. No Tenant Party shall use, generate, store or Release (defined below), or permit the use, generation, storage or Release of Hazardous Materials on or about the Premises or the Project except in a manner and quantity necessary for the ordinary performance of Tenant's business, and then in compliance with all Laws and in a reasonable and prudent manner. As used herein, "Release" means depositing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping or disposing. If any Tenant Party breaches its obligations under this Section 25.24, Landlord may immediately take any and all action reasonably appropriate to remedy the same, including taking all appropriate action to clean up or remediate any contamination resulting from such Tenant Party's use, generation, storage or disposal of Hazardous Materials. Tenant shall defend, indemnify, and hold harmless Landlord and its representatives and agents from and against any and all claims, demands, liabilities, causes of action, suits, judgments, damages and expenses (including reasonable attorneys' fees and cost of clean up and remediation) arising from any Tenant Party's failure to comply with the provisions of this Section 25.24. This indemnity provision is intended to allocate responsibility between Landlord and Tenant under environmental Laws and shall survive termination or expiration of this Lease.

                  25.25 List of Exhibits. All exhibits and attachments attached hereto are incorporated herein by this reference.

860209V.2 CHA792/16000              24                             CHATEAU PLAZA
                                                            2515 MCKINNEY AVENUE
                                                                   DALLAS, TEXAS

        Exhibit A - Outline of Premises
        Exhibit B - Description of the Land
        Exhibit C - Building Rules and Regulations
        Exhibit D - Tenant Finish-Work: AS-IS
        Exhibit E - Form of Confirmation of Commencement Date Letter Exhibit F - Form of Tenant Estoppel Certificate
        Exhibit G - Parking
        Exhibit H - Renewal Option

                  25.26 Determination of Charges. Landlord and Tenant agree that each provision of this Lease for determining charges and amounts payable by Tenant (including provisions regarding Additional Rent) is commercially reasonable and, as to each such charge or amount, constitutes a statement of the amount of the charge or a method by which the charge is to be computed for purposes of Section 93.012 of the Texas Property Code.

                  25.27 Prohibited Persons and Transactions. Tenant represents and warrants that neither Tenant nor any of its affiliates, nor any of their respective partners, members, shareholders or other equity owners, and none of their respective employees, officers, directors, representatives or agents is, nor will they become, a person or entity with whom U.S. persons or entities are restricted from doing business under regulations of the Office of Foreign Assets Control ("OFAC") of the Department of the Treasury (including those named on OFAC's Specially Designated Nationals and Blocked Persons List) or under any statute, executive order (including the September 24, 2001, Executive Order Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism), or other governmental action and is not and will not Transfer this Lease to, contract with or otherwise engage in any dealings or transactions or be otherwise associated with such persons or entities.

                  25.28 Waiver of Consumer Rights. Tenant hereby waives all its rights under the Texas Deceptive Trade Practices - Consumer Protection Act,
Section 17.41 et seq. of the Texas Business and Commerce Code, a law that gives consumers special rights and protections. After consultation with an attorney of Tenant's own selection, Tenant voluntarily adopts this waiver.

                  25.29 Building Renovations. It is specifically understood and agreed that Landlord has no obligation and has made no promises to alter, remodel, improve, renovate, repair, or decorate the Premises, the Building, the Project or any part thereof and that no representations respecting the condition of the Premises, the Building or the Project have been made by Landlord to
Tenant except as specifically set forth herein. However, Tenant hereby acknowledges that Landlord may, at its sole discretion, during the Term renovate, improve, alter, or modify (collectively, the "Renovations") the Project and the Building. Tenant hereby agrees that such Renovations shall in no way constitute a constructive eviction of Tenant nor entitle Tenant to any abatement of Rent. Landlord shall have no responsibility and shall not be liable to Tenant for any injury to or interference with Tenant's business arising from the Renovations, nor shall Tenant be entitled to any compensation or damages from Landlord for loss of the use of the whole or any part of the Premises or of Tenant's personal property or improvements resulting from the Renovations, or for any inconvenience or annoyance occasioned by such Renovations.

                  25.30 Common Area Amenities. In addition to the Premises, Landlord leases to Tenant, and Tenant leases from Landlord any portions of the Project that may be, from time to time, designated by Landlord for the use, enjoyment and benefit of all tenants of the Project and their employees, which may include, without limitation, a physical fitness center, a deli, and a conference center (collectively, the "Common Area Amenities"), it being expressly understood and agreed that Landlord shall not be obligated to provide any Common Area Amenities, unless otherwise specifically provided elsewhere in this Lease. As of the date hereof, none of the Common Area Amenities have been made available to Tenant. From time to time, as each of the Common Area Amenities are made available to Tenant, if any, the number of rentable square feet in the Premises shall increase to reflect Tenant's Proportionate Share of the rentable square feet attributable to the Common Area Amenities that are available at such time. In furtherance of the foregoing, Landlord may, at its discretion, require Tenant and its employees, officers, directors, and partners to execute certain other documents, including, without limitation, a license agreement and a waiver of claims and indemnity agreement, prior to granting such individuals access to certain of the Common Area Amenities.


860209V.2 CHA792/16000                25                           CHATEAU PLAZA
                                                            2515 MCKINNEY AVENUE
                                                                   DALLAS, TEXAS

                  25.31 UBTI. Landlord and Tenant agree that Rent payable by Tenant to Landlord shall qualify as "rents from real property" within the meaning of both Sections 512(b)(3) and 856(d) of the Internal Revenue Code of 1986, as amended (the "Code") and the U.S. Department of Treasury Regulations promulgated thereunder (the "Regulations"). In the event that Landlord, in its sole and absolute discretion, determines that there is any risk that all or part of any Rent shall not qualify as "rents from real property" for the purposes of Sections 512(b)(3) or 856(d) of the Code and the Regulations promulgated thereunder, Tenant agrees (1) to cooperate with Landlord by entering into such amendment or amendments as Landlord deems necessary to qualify all Rents as "rents from real property," and (2) to permit an assignment of this Lease; provided, however, that any adjustments required pursuant to this Section 25.31 shall be made so as to produce the equivalent Rent (in economic terms) payable prior to such adjustment.

                  25.32 Cross Default. A default or event of default (beyond any applicable notice, grace and cure periods) under any other written agreement between Landlord and Tenant shall constitute an Event of Default under this Lease, and any Event of Default under this Lease shall constitute a default or event of default under such other written agreement between Landlord and Tenant (without any obligation to give Tenant any notice or opportunity to cure period thereunder).

                  25.33 Reserved Rights. This Lease does not grant any rights to light or air over or about the Project. Landlord excepts and reserves exclusively for itself the use of: (1) roofs, (2) telephone, electrical and janitorial closets, (3) equipment rooms, Building risers or similar areas that are used by Landlord for the provision of Building services, (4) rights to the land and improvements below the floor of the Premises, (5) the improvements and air rights above the ceiling of the Premises, (6) the improvements and air rights outside the demising walls of the Premises, (7) the areas within the Premises used for the installation of utility lines and other installations serving occupants of the Property, and (8) any other areas designated from time to time by Landlord as service areas of the Project. Tenant shall not have the right to install or operate any equipment producing radio frequencies, electrical or electromagnetic output or other signals, noise or emissions in or from the Project without the prior written consent of Landlord. To the extent permitted by applicable Law, Landlord reserves the right to restrict and control the use of such equipment.































860209V.2 CHA792/16000                26                           CHATEAU PLAZA
                                                            2515 MCKINNEY AVENUE
                                                                   DALLAS, TEXAS

LANDLORD AND TENANT EXPRESSLY DISCLAIM ANY IMPLIED WARRANTY THAT THE PREMISES ARE SUITABLE FOR TENANT'S INTENDED COMMERCIAL PURPOSE, AND TENANT'S OBLIGATION TO PAY RENT HEREUNDER IS NOT DEPENDENT UPON THE CONDITION OF THE PREMISES OR THE PERFORMANCE BY LANDLORD OF ITS OBLIGATIONS HEREUNDER, AND, EXCEPT AS OTHERWISE EXPRESSLY PROVIDED HEREIN, TENANT SHALL CONTINUE TO PAY THE RENT, WITHOUT ABATEMENT, DEMAND, SETOFF OR DEDUCTION, NOTWITHSTANDING ANY BREACH BY LANDLORD OF ITS DUTIES OR OBLIGATIONS HEREUNDER, WHETHER EXPRESS OR IMPLIED. NOTHING IN THIS PARAGRAPH SHALL BE CONSTRUED TO DIMINISH THE OBLIGATIONS OF LANDLORD THAT ARE EXPRESSLY SET FORTH ELSEWHERE IN THIS LEASE.

This Lease is executed as of the Lease Date (as defined in the Basic Lease Information).

LANDLORD:                        CHATEAU PLAZA HOLDINGS, L.P., a Delaware
                                 limited partnership
                                 By: Chateau Plaza Investors LLC, a Delaware
                                 limited liability
                                     company, its general partner
                                     By: JPMorgan Investment Management, Inc., a
                                     Delaware
                                          corporation, its manager



                                          By:
                                              ----------------------------------
                                          Name:
                                                --------------------------------
                                          Title:
                                                 -------------------------------

TENANT:                          RED MOUNTAIN RESOURCES, INC., a Florida
                                 corporation



                                 By:
                                    --------------------------------------------
                                 Name:
                                      ------------------------------------------
                                 Title:
                                       -----------------------------------------























860209V.2 CHA792/16000              27                             CHATEAU PLAZA
                                                            2515 MCKINNEY AVENUE
                                                                   DALLAS, TEXAS

                                    EXHIBIT A

                               OUTLINE OF PREMISES















































860209V.2 CHA792/16000               A-1                           CHATEAU PLAZA
                                                            2515 MCKINNEY AVENUE
                                                                   DALLAS, TEXAS

                                    EXHIBIT B

                             DESCRIPTION OF THE LAND

BEING all of Lot 1, Block 2/954 of CHATEAU PLAZA ADDITION, an addition to the City of Dallas, Dallas County, Texas according to the plat thereof recorded in Volume 85012, Page 3579 of the Deed Records of Dallas County, Texas and also being that certain tract described in deed to B.C.I. Associates, a Georgia joint venture recorded in Volume 87145, Page 3771 of the Deed Records of Dallas County, Texas and being more particularly described as follows:

BEGINNING at a found PK nail at the intersection of the north right-of-way line of Fairmont Street, (50 feet wide R.O.W.) and the west right-of-way line of McKinney Avenue (63 feet wide R.O.W.) for the most southerly corner of said Lot 1;

THENCE, with the north right of way line of Fairmont Street, North 45 degrees 39 minutes 49 seconds West, 194.60 feet (North 45 degrees 40 minutes 10 seconds West, a distance of 194.59 feet - Deed) to a "x" cut in concrete found at the intersection of the north right-of-way line of Fairmont Street and the east right-of-way line of Howland Street (20 foot wide R.O.W.);

THENCE, with the east right-of-way line of Howland Street, North 12 degrees 06 minutes 29 seconds East, 233.95 feet (North 12 degrees 07 minutes 10 seconds East, a distance of 233.97 feet- Deed) to a "x" cut in concrete set for the most southwesterly corner of a tract of land described in deed to McKinney Square Partnership recorded in Volume 79062, Page 2322 of the Deed Records of Dallas County, Texas;

THENCE, with the south line of said McKinney Square Partnership tract, South 59 degrees 07 minutes 18 seconds East, 181.27 feet (South 59 degrees 07 minutes 45 seconds East, 181.21 feet- Deed) to a 5/8 inch iron rod found in the west right-of-way line of McKinney Avenue;

THENCE, with the west right-of-way line of McKinney Avenue, South 13 degrees 32 minutes 40 seconds West, 279.49 feet (279.53- Deed) to the POINT OF BEGINNING; and containing 43,430 square feet or 0.9970 acre of land, more or less.

And also sometimes described as:

BEING all of Lot 1, Block 2/954 of CHATEAU PLAZA ADDITION, an addition to the City of Dallas, Dallas County, Texas according to the plat thereof recorded in Volume 85012, Page 3579 of the Deed Records of Dallas County, Texas and also being that certain tract described in deed to B.C.I. Associates, a Georgia joint venture recorded in Volume 87145, Page 3771 of the Deed Records of Dallas County, Texas and being more particularly described as follows:

BEGINNING at a "+" cut in brick at the intersection of the north right-of-way line of Fairmont Street, (50 feet wide) and the west right-of-way line of McKinney Avenue (63 feet wide) for the most southerly corner of said Lot 1;

THENCE, with the north right of way line of Fairmont Street, North 45 degrees 40 minutes 10 seconds West, a distance of 194.59 feet to a "+" cut in concrete found at the intersection of the aid north right-of-way line of Fairmont Street and the east right-of-way line of Howland Street (20 feet wide);

THENCE, with the east right-of-way line of Howland Street, North 12 degrees 07 minutes 10 seconds East, a distance of 233.97 feet to a "+" cut in concrete set for the most southwesterly corner of a tract of land described in deed to McKinney Square Partnership recorded in Volume 79062, Page 2322 of the Deed Records of Dallas County, Texas;

THENCE, with the south line of said McKinney Square Partnership tract, South 59 degrees 07 minutes 45 seconds East, 181.21 feet to a 5/8 inch iron rod found in the west right-of-way line of McKinney Avenue;



860209V.2 CHA792/16000               B-1                           CHATEAU PLAZA
                                                            2515 MCKINNEY AVENUE
                                                                   DALLAS, TEXAS

THENCE, with the west right-of-way line of McKinney Avenue, South 13 degrees 32 minutes 40 seconds West, 279.53 feet to the POINT OF BEGINNING; and containing 43,437 square feet or 0.9972 acre of land, more or less.

Together with abutter's rights of access to and from physically open streets known as McKinney Avenue, Fairmont Street and Howland Street, also together with the improvements thereon known locally as 2515 McKinney Avenue, Dallas, Dallas County, Texas.














































860209V.2 CHA792/16000                  B-2                        CHATEAU PLAZA
                                                            2515 MCKINNEY AVENUE
                                                                   DALLAS, TEXAS

                                    EXHIBIT C

                         BUILDING RULES AND REGULATIONS

     The following rules and regulations shall apply to the Premises, the Building, any parking garage or other parking lot or facility associated therewith, and the appurtenances thereto:

     1. Sidewalks, doorways, vestibules, halls, stairways, and other similar areas shall not be obstructed by tenants or used by any tenant for purposes other than ingress and egress to and from their respective leased premises and for going from one to another part of the Building. The halls, passages, exits, entrances, elevators, stairways, balconies and roof are not for the use of the general public and Landlord shall, in all cases, retain the right to control and prevent access thereto by all persons whose presence in the judgment of Landlord, reasonably exercised, shall be prejudicial to the safety, character, reputation and interests of the Project. No Tenant Party shall go upon the roof of the Project.

     2. Plumbing, fixtures and appliances shall be used only for the purposes for which designed, and no sweepings, rubbish, rags or other unsuitable material shall be thrown or deposited therein. Damage resulting to any such fixtures or appliances from misuse by a tenant or its agents, employees or invitees, shall be paid by such tenant.

     3. No signs, advertisements or notices (other than those that are not visible outside the Premises) shall be painted or affixed on or to any windows or doors or other part of the Building without the prior written consent of Landlord. No nails, hooks or screws (other than those which are necessary to hang paintings, prints, pictures, or other similar items on the Premises' interior walls) shall be driven or inserted in any part of the Building except by Building maintenance personnel. No curtains or other window treatments shall be placed between the glass and the Building standard window treatments.

     4. Landlord shall provide all door locks at the entry of each tenant's leased premises, at the cost of such tenant, and no tenant shall place any additional door locks in its leased premises without Landlord's prior written consent. Landlord shall furnish to each tenant a reasonable number of keys to such tenant's leased premises, at such tenant's cost, and no tenant shall make a duplicate thereof. Replacement keys shall be provided on a reasonable basis and at Tenant's cost.

     5. Movement in or out of the Building of furniture or office equipment, or dispatch or receipt by tenants of any bulky material, merchandise or materials which require use of elevators or stairways, or movement through the Building entrances or lobby shall be conducted under Landlord's supervision at such times and in such a manner as Landlord may reasonably require. Each tenant assumes all risks of and shall be liable for all damage to articles moved and injury to persons or public engaged or not engaged in such movement, including equipment, property and personnel of Landlord if damaged or injured as a result of acts in connection with carrying out this service for such tenant.

     6. Landlord may prescribe weight limitations and determine the locations for safes and other heavy equipment or items, which shall in all cases be placed in the Building so as to distribute weight in a manner acceptable to Landlord which may include the use of such supporting devices as Landlord may require. All damages to the Building caused by the installation or removal of any property of a tenant, or done by a tenant's property while in the Building, shall be repaired at the expense of such tenant.

     7. Corridor doors, when not in use, shall be kept closed. Nothing shall be swept or thrown into the corridors, halls, elevator shafts or stairways. No bicycles, birds or animals (other than seeing-eye dogs) shall be brought into or kept in, on or about any tenant's leased premises. No portion of any tenant's leased premises shall at any time be used or occupied as sleeping or lodging quarters.

     8. Tenant shall cooperate with Landlord's employees in keeping its leased premises neat and clean. Tenants shall not employ any person for the purpose of such cleaning other than the Building's cleaning and maintenance personnel.



860209V.2 CHA792/16000                 C-1                         CHATEAU PLAZA
                                                            2515 MCKINNEY AVENUE
                                                                   DALLAS, TEXAS

     9. To ensure orderly operation of the Building, no ice, mineral or other water, towels, newspapers, etc. shall be delivered to any leased area except by persons approved by Landlord.

     10.   Tenant   shall  not  make  or  permit  any   vibration  or  improper,
objectionable or unpleasant noises or odors in the Building or otherwise interfere in any way with other tenants or persons having business with them.

     11. No machinery or appliances of any kind (other than normal office equipment and normal break room appliances) shall be operated by any tenant on its leased area without Landlord's prior written consent, nor shall any tenant use or keep in the Building any flammable or explosive fluid or substance (other than typical office supplies [e.g., photocopier toner] used in compliance with all Laws).

     12. Landlord will not be responsible for lost or stolen personal property, money or jewelry from tenant's leased premises or public or common areas regardless of whether such loss occurs when the area is locked against entry or not.

     13. No vending or dispensing machines of any kind may be maintained in any leased premises without the prior written permission of Landlord.

     14. Tenant shall not conduct any activity on or about the Premises or Building which will draw pickets, demonstrators, or the like.

     15. All vehicles are to be currently licensed, in good operating condition, parked for business purposes having to do with Tenant's business operated in the Premises, parked within designated parking spaces, one vehicle to each space. No vehicle shall be parked as a "billboard" vehicle in the parking lot. Any vehicle parked improperly may be towed away. Tenant, Tenant's agents, employees, vendors and customers who do not operate or park their vehicles as required shall subject the vehicle to being towed at the expense of the owner or driver. Landlord may place a "boot" on the vehicle to immobilize it and may levy a charge of $50.00 to remove the "boot." Tenant shall indemnify, hold and save harmless Landlord of any liability arising from the towing or booting of any vehicles belonging to a Tenant Party.

     16. No tenant may enter into phone rooms, electrical rooms, mechanical rooms, or other service areas of the Building unless accompanied by Landlord or the Building manager.

     17. Tenant will not permit any Tenant Party to bring onto the Project any handgun, firearm or other weapons of any kind, illegal drugs or, unless expressly permitted by Landlord in writing, alcoholic beverages.

     18. Tenant shall not permit any Tenant Party to smoke in the Premises or anywhere else on the Project, except in any Landlord-designated smoking area outside the Building. Tenant shall cooperate with Landlord in enforcing this prohibition and use its best efforts in supervising each Tenant Party in this regard.

     19. Tenant shall not allow any Tenant Party to use any type of portable space heater in the Premises or the Building.

     20. Only artificial holiday decorations may be placed in the Premises, no live or cut trees or other real holiday greenery may be maintained in the Premises or the Building.

     21. Tenant shall not park or operate any semi-trucks or semi-trailers in the parking areas associated with the Building.

     22. Tenant shall cooperate fully with Landlord to assure the most effective operation of the Premises or the Project's heating and air conditioning, and shall refrain from attempting to adjust any controls, other than room thermostats installed for Tenant's use. Tenant shall keep corridor doors closed and shall turn off all lights before leaving the Project at the end of the day.




860209V.2 CHA792/16000                  C-2                        CHATEAU PLAZA
                                                            2515 MCKINNEY AVENUE
                                                                   DALLAS, TEXAS

     23. Without the prior written consent of Landlord, Tenant shall not use the name of the Project or any picture of the Project in connection with, or in promoting or advertising the business of, Tenant, except Tenant may use the address of the Project as the address of its business.

     24. Tenant shall not exhibit, sell or offer for sale, rent or exchange in the Premises or at the Project any article, thing or service to the general public or anyone other than Tenant's employees without the prior written consent of Landlord.









































860209V.2 CHA792/16000                C-3                          CHATEAU PLAZA
                                                            2515 MCKINNEY AVENUE
                                                                   DALLAS, TEXAS

                                    EXHIBIT D

                            TENANT FINISH-WORK: AS-IS

Tenant hereby accepts the Premises in their "AS-IS" condition, and Landlord shall have no obligation to perform any work therein (including demolition of any improvements existing therein or construction of any tenant finish-work or other improvements therein), and shall not be obligated to reimburse Tenant or provide an allowance for any costs related to the demolition or construction of improvements therein. Before Tenant may occupy the Premises to conduct its business therein, Tenant shall, at its expense, obtain and deliver to Landlord a certificate of occupancy from the appropriate governmental authority for the Premises.












































860209V.2 CHA792/16000                  D-1                        CHATEAU PLAZA
                                                            2515 MCKINNEY AVENUE
                                                                   DALLAS, TEXAS

                                    EXHIBIT E

                        CONFIRMATION OF COMMENCEMENT DATE

                             _________________, 2011

Red Mountain Resources, Inc.
2515 McKinney Avenue, Suite 900
Dallas, Texas 75201

         Re: Lease Agreement (the "Lease") dated May 23, 2011, between CHATEAU PLAZA HOLDINGS, L.P., a Delaware limited partnership ("Landlord"), and RED MOUNTAIN RESOURCES, INC., a Florida corporation ("Tenant"). Capitalized terms used herein but not defined shall be given the meanings assigned to them in the Lease.

Ladies and Gentlemen:

Landlord and Tenant agree as follows:

     1. Condition of Premises. Tenant has accepted possession of the Premises pursuant to the Lease. Any improvements required by the terms of the Lease to be made by Landlord have been completed to the full and complete satisfaction of Tenant in all respects, and Landlord has fulfilled all of its duties under the Lease with respect to such initial tenant improvements. Furthermore, Tenant acknowledges that the Premises are suitable for the Permitted Use.

     2.   Commencement   Date.   The   Commencement   Date  of  the   Lease   is
_______________, 2011.

     3. Expiration Date. The Term is scheduled to expire on September 30, 2016, which is the last day of the 64th full calendar month following the Commencement Date.

     4. Contact Person. Tenant's contact person in the Premises is:

                Red Mountain Resources, Inc.
                2515 McKinney Avenue, Suite 900
                Dallas, Texas 75201
                Attention:
                          -------------------------------
                Telephone:  ___.___.____
                Facsimile:  ___.___.____

     5. Ratification. Tenant hereby ratifies and confirms its obligations under the Lease, and represents and warrants to Landlord that it has no defenses thereto. Additionally, Tenant further confirms and ratifies that, as of the date hereof, (a) the Lease is and remains in good standing and in full force and effect, and (b) Tenant has no claims, counterclaims, set-offs or defenses against Landlord arising out of the Lease or in any way relating thereto or arising out of any other transaction between Landlord and Tenant.

     6. Binding Effect; Governing Law. Except as modified hereby, the Lease shall remain in full effect and this letter shall be binding upon Landlord and Tenant and their respective successors and assigns. If any inconsistency exists or arises between the terms of this letter and the terms of the Lease, the terms of this letter shall prevail. This letter shall be governed by the laws of the state in which the Premises are located.








860209V.2 CHA792/16000                E-1                          CHATEAU PLAZA
                                                            2515 MCKINNEY AVENUE
                                                                   DALLAS, TEXAS

     Please indicate your agreement to the above matters by signing this letter in the space indicated below and returning an executed original to us.

                               Sincerely,

                               CHATEAU PLAZA HOLDINGS, L.P., a Delaware
                               limited partnership
                               By: Chateau Plaza Investors LLC, Delaware
                               limited liability
                                   company, its general partner
                                   By: JPMorgan Investment Management, Inc., a
                                   Delaware
                                        corporation, its manager, on behalf of
                                   Landlord



                                        By:
                                        Name:
                                        Title:


Agreed and accepted:

RED MOUNTAIN RESOURCES, INC., a
Florida corporation


By:
   -----------------------------
Name:
     ---------------------------
Title:
      --------------------------


























860209V.2 CHA792/16000               E-2                           CHATEAU PLAZA
                                                            2515 MCKINNEY AVENUE
                                                                   DALLAS, TEXAS

                                    EXHIBIT F

                       FORM OF TENANT ESTOPPEL CERTIFICATE

     The undersigned is the Tenant under the Lease (defined below) between _______________________, a ___________________, as Landlord, and the undersigned as Tenant, for the Premises on the __________ floor(s) of the office building located at _____________________, __________ and commonly known as
_______________________, and hereby certifies as follows:

     1. The Lease consists of the original Lease Agreement dated as of __________________, 20___, between Tenant and Landlord[`s predecessor-in-interest] and the following amendments or modifications thereto (if none, please state "none"):

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


The documents listed above are herein collectively referred to as the "Lease" and represent the entire agreement between the parties with respect to the Premises. All capitalized terms used herein but not defined shall be given the meaning assigned to them in the Lease.

     2. The Lease is in full force and effect and has not been modified, supplemented or amended in any way except as provided in Section 1 above.

     3. The  Term  commenced  on  _______________________,  20___,  and the Term
expires, excluding any renewal options, on _______________________, 20___, and Tenant has no option to purchase all or any part of the Premises or the Building or, except as expressly set forth in the Lease, any option to terminate or cancel the Lease.

     4. Tenant currently occupies the Premises described in the Lease and Tenant has not transferred, assigned, or sublet any portion of the Premises nor entered into any license or concession agreements with respect thereto except as follows (if none, please state "none"):

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     5. All monthly installments of Basic Rent, all Additional Rent and all monthly installments of estimated Additional Rent have been paid when due through ______________. The current monthly installment of Basic Rent is $___________.

     6. All conditions of the Lease to be performed by Landlord necessary to the enforceability of the Lease have been satisfied and Landlord is not in default thereunder. In addition, Tenant has not delivered any notice to Landlord regarding a default by Landlord thereunder.

     7. As of the date hereof, there are no existing defenses or offsets, or, to Tenant's knowledge, claims or any basis for a claim, that Tenant has against Landlord and no event has occurred and no condition exists, which, with the giving of notice or the passage of time, or both, will constitute a default under the Lease.

     8. No rental has been paid more than 30 days in advance and no security deposit has been delivered to Landlord except as provided in the Lease.

     9. If Tenant is a corporation, partnership or other business entity, each individual executing this Estoppel Certificate on behalf of Tenant hereby represents and warrants that Tenant is and will remain during the Term a duly formed and existing entity qualified to do business in the state in which the Premises are located and


860209V.2 CHA792/16000                 F-1                         CHATEAU PLAZA
                                                            2515 MCKINNEY AVENUE
                                                                   DALLAS, TEXAS
that Tenant has full right and authority to execute and deliver this Estoppel Certificate and that each person signing on behalf of Tenant is authorized to do so.

     10. There are no actions pending against Tenant under any bankruptcy or similar laws of the United States or any state.

     11. Other than in compliance with all applicable laws and incidental to the ordinary course of the use of the Premises, Tenant has not used or stored any hazardous substances in the Premises.

     12. All tenant improvement work to be performed by Landlord under the Lease has been completed in accordance with the Lease and has been accepted by Tenant and all reimbursements and allowances due to Tenant under the Lease in connection with any tenant improvement work have been paid in full.

     Tenant acknowledges that this Estoppel Certificate may be delivered to Landlord, Landlord's Mortgagee or to a prospective mortgagee or prospective purchaser, and their respective successors and assigns, and acknowledges that Landlord, Landlord's Mortgagee and/or such prospective mortgagee or prospective purchaser will be relying upon the statements contained herein in disbursing loan advances or making a new loan or acquiring the property of which the Premises are a part and that receipt by it of this certificate is a condition of disbursing loan advances or making such loan or acquiring such property.

         Executed as of _______________________, 20_.

TENANT:                    ______________________________, a ___________________



                                         By:
                                         Name:
                                         Title:
























860209V.2 CHA792/16000                   F-2                       CHATEAU PLAZA
                                                            2515 MCKINNEY AVENUE
                                                                   DALLAS, TEXAS

                                    EXHIBIT G
                                     PARKING

     Tenant shall be provided a total of 12 parking access cards permitting Tenant to use up to 10 unreserved parking spaces, and up to two reserved parking spaces, in the parking facilities associated with the Building (the "Parking Area") subject to such terms, conditions and regulations as are from time to time applicable to patrons of the Parking Area. Regardless of whether Tenant elects to use such parking spaces, Tenant shall pay to Landlord, contemporaneously with the payment of Basic Rent, parking rent (plus all applicable taxes) during the initial Term equal to the greater of (a) the rate then established by Landlord for reserved and unreserved parking spaces, as applicable, in the Parking Area or (b) the following rates for each such parking access card:


                                                      Monthly Rent per
               Monthly Rent per Unreserved         Reserved Parking Access
                    Parking Access Card                      Card

                            $45.00                           $75.00

     Notwithstanding the foregoing, Tenant's obligation to pay the above rates for such reserved and unreserved parking spaces shall be abated from June 1, 2011 through September 30, 2011. Commencing on October 1, 2011, Tenant shall pay the above rates for such parking spaces. Further, Tenant has elected to permit one of its allocated unreserved parking spaces to be recaptured by Landlord at any time during the Term by providing Tenant written notice thereof. In consideration of such election, such parking space shall be abated during the initial Term.

     Tenant shall at all times comply with all Laws respecting the use of the Parking Area. Landlord reserves the right to adopt, modify, and enforce reasonable rules and regulations governing the use of the Parking Area from time to time including designation of assigned parking spaces, requiring use of any key-card, sticker, or other identification or entrance systems and charging a fee for replacement of any such key-card sticker or other item used in connection with any such system and hours of operations. Landlord may refuse to permit any person who violates such rules and regulations to park in the Parking Area, and any violation of the rules and regulations shall subject the car to removal from the Parking Area.

     Tenant may validate visitor parking by such method or methods as Landlord may approve, at the validation rate from time to time generally applicable to visitor parking. Unless specified to the contrary above, the parking spaces provided hereunder shall be provided on an unreserved, "first-come, first served" basis. Tenant acknowledges that Landlord has arranged or may arrange for the Parking Area to be operated by an independent contractor, not affiliated with Landlord.

     All motor vehicles (including all contents thereof) shall be parked in the Parking Area at the sole risk of Tenant and each other Tenant Party, it being expressly agreed and understood Landlord has no duty to insure any of said motor vehicles (including the contents thereof), and Landlord is not responsible for the protection and security of such vehicles. If, for any reason, Landlord is unable to provide all or any portion of the parking spaces to which Tenant is entitled hereunder, then Tenant's obligation to pay for such parking spaces shall be abated for so long as Tenant does not have the use thereof; this abatement shall be in full settlement of all claims that Tenant might otherwise have against Landlord because of Landlord's failure or inability to provide Tenant with such parking spaces. Landlord shall not be responsible for enforcing Tenant's parking rights against any third parties. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS LEASE, LANDLORD SHALL HAVE NO LIABILITY WHATSOEVER FOR ANY PROPERTY DAMAGE OR LOSS WHICH MIGHT OCCUR ON THE PARKING AREA OR AS A RESULT OF OR IN CONNECTION WITH THE PARKING OF MOTOR VEHICLES IN ANY OF THE PARKING SPACES.







860209V.2 CHA792/16000                   G-1                       CHATEAU PLAZA
                                                            2515 MCKINNEY AVENUE
                                                                   DALLAS, TEXAS

                                    EXHIBIT H

                                 RENEWAL OPTION

     Tenant may renew this Lease for one additional period of three years, by delivering written notice of the exercise thereof to Landlord not earlier than nine months nor later than six months before the expiration of the Term. The
Basic Rent payable for each month during such extended Term shall be the prevailing rental rate (the "Prevailing Rental Rate"), at the commencement of such extended Term, for renewals of comparable space in the Building of equivalent quality, size, utility and location, with the length of the extended Term and the credit standing of Tenant to be taken into account, as determined in Landlord's reasonable but sole discretion. Within 30 days after receipt of Tenant's notice to renew, Landlord shall deliver to Tenant written notice of the Prevailing Rental Rate and shall advise Tenant of the required adjustment to Basic Rent, if any, and the other terms and conditions offered. Tenant shall, within five days after receipt of Landlord's notice, notify Landlord in writing whether Tenant accepts or rejects Landlord's determination of the Prevailing Rental Rate. If Tenant timely notifies Landlord that Tenant accepts Landlord's determination of the Prevailing Rental Rate, then, on or before the commencement date of the extended Term, Landlord and Tenant shall execute an amendment to this Lease extending the Term on the same terms and conditions provided in this Lease, except as follows:

          (a) Basic Rent shall be adjusted to the Prevailing Rental Rate;

          (b) Tenant shall have no further renewal option unless expressly granted by Landlord in writing;

          (c) Landlord shall lease to Tenant the Premises in their then-current condition, and Landlord shall not provide to Tenant any allowances (e.g., moving allowance, construction allowance, and the like) or other tenant inducements; provided, however, Landlord shall include a market finish out allowance, as reasonably determined by Landlord; and

          (d) Tenant shall pay for the parking spaces which it is entitled to use at the rates from time to time charged to patrons of the Parking Area and/or any other parking area associated with the Building during the extended Term (plus all applicable taxes).

     If Tenant rejects Landlord's determination of the Prevailing Rental Rate, or fails to timely notify Landlord in writing that Tenant accepts or rejects Landlord's determination of the Prevailing Rental Rate, time being of the essence with respect thereto, Tenant's rights under this Exhibit shall terminate and Tenant shall have no right to renew this Lease.

     Tenant's rights under this Exhibit shall terminate, at Landlord's option, if (i) an Event of Default exists as of the date of Tenant's exercise of its rights under this Exhibit or as of the renewal commencement date of the applicable extended Term, (ii) this Lease or Tenant's right to possession of any of the Premises is terminated, (iii) Tenant assigns its interest in this Lease or sublets any portion of the Premises, (iv) Tenant ceases to lease from Landlord and to occupy at least 4,383 rentable square feet of space, (v) Landlord determines, in its sole but reasonable discretion, that Tenant's financial condition or creditworthiness has materially deteriorated since the date of this Lease, or (vi) Tenant fails to timely exercise its option under this Exhibit, time being of the essence with respect to Tenant's exercise thereof.










860209V.2 CHA792/16000                    H-1                      CHATEAU PLAZA
                                                            2515 MCKINNEY AVENUE
                                                                   DALLAS, TEXAS

                             ALTSCHULER AND COMPANY
                                                                          ALT+CO
                                                          ALTSCHULER AND COMPANY
                              TRANSACTION SUMMARY

--------------------------------------------------------------------------------
                        SECTION I: DOCUMENT DESCRIPTION
--------------------------------------------------------------------------------

DOCUMENT TYPE:  Lease Agreement                 DOCUMENT DATE: May 23, 2011

BUILDING        Chateau Plaza--2515 McKinney    OWNER: Chateau Plaza Holdings LP
                Avenue, Dallas, TX 75201               a Delaware limited
                                                       partnership
TENANT:         Red Mountain Resources, Inc.,   TRANSACTION TYPE:  New Lease
                a Florida corporation

GUARANTOR:      N/A                             PREMISES DESCRIPTION: Spec Suite


--------------------------------------------------------------------------------
                          SECTION II: SPACE PARAMETERS
--------------------------------------------------------------------------------

SUITE #         900                             COMMENCEMENT DATE:  June 1, 2011

RENTABLE SQUARE
  FEET          4,383                           TERM:   64 months

PROPORTIONATE
SHARE           2.55%                           LEASE EXPIRATION: September 30,
                                                                  2016

--------------------------------------------------------------------------------
                        SECTION III: ECONOMIC PARAMETERS
--------------------------------------------------------------------------------

TRANSACTION CONCESSIONS TO TENANT

SUPPLEMENTAL ALLOWANCE: $0.00 (Landlord spent $33.pp per rsf on the spec suite finish-out)

TRANSACTION COMMITTMENTS MADE BY TENANT

BASE RENTAL


    6/1/11  9/30/12    4       $0.00       $0.00           $0.00           $0.00           TOTAL RENT
    10/1/11 9/30/12    12      $24.50      $107,383.50     $8,948.63       $107,383.50      $558,832.50
    10/1/12 9/30/13    12      $25.00      $109,575.00     $9,131.25       $109,575.00
    10/1/13 9/30/14    12      $25.50      $111,766.50     $9,313.88       $111,766.50
    10/1/14 9/30/15    12      $26.00      $11,3958.00     $9,496.50       $113,958.00
    10/1/15 9/30/16    12      $26.50      $11,6149.50     $9,679.13       $116,149.50

                               AVG ANNUAL RENTAL RATE: $25.50 per RSF
                               AVG EFF RENTAL RATE: $23.91 per RSF

ESCALATION:     2011 Base Year; controllable expensed shall be capped at 8%
                cumulative/compounded

ADDITIONAL RENT:   Plus E deal

PARKING: Charges abated for the first four months of the lease; Tenant pays regardless of utilization
  RESERVED SPACES:      2 spaces at $75.00/space/month
  UNRESERVED SPACES:    10 spaces at $45.00/space/month

SECURITY DEPOSIT:       $9,679.13

--------------------------------------------------------------------------------
                         SECTION IV: SPECIAL PARAMETERS
--------------------------------------------------------------------------------

RENEWAL OPTION:  One additional period of three years 6 to 9 mos written notice
                 required - at prevailing rate in Building as determined by             ALT+CO TS: _____________
                 Landlord
                                                                                        ALT+CO EXEC. ___________

SUBSTITUTION:  Yes

HOLDING OVER:  The greater of 1) 150% for the first 60 days, 200% thereafter, or
               2) 125% of the prevailing rate

BUILDING AMENITIES:  Conference Center on-site; half-day is $125 and full-day is
                     $250 (non-contractual)

--------------------------------------------------------------------------------
                          SECTION V: CONTRACTS & LEGAL
--------------------------------------------------------------------------------


NOTICE CONTACT:  Attn. Property Manger          with a copy to:                 LEGAL REVIEW:   No
                                                                                  FIRM:         N/A
ADDRESS:        Chateau Plaza Holdings, L.P.    Chateau Plaza Holdings, L.P.                    N/A
                c/o Stream Dallas Office, LP    c/o JPMorgan Asset Management
                2515 McKinney Ave., Suite 820   245 Park Avenue, 2nd Floor
                Dallas, TExas 75201             New York, New York 10167
                                                Attention: Dan Minkoff
                Office  214.855.5120
                Fax     214.220.2763